DG
                                        INVESTOR SERIES
                                        STOCK AND BOND FUNDS

                                   o    DG EQUITY FUND
                                   o    DG OPPORTUNITY FUND
                                   o    DG INTERNATIONAL EQUITY FUND
                                   o    DG LIMITED TERM
                                        GOVERNMENT INCOME FUND
                                   o    DG GOVERNMENT INCOME FUND
                                   o    DG MUNICIPAL INCOME FUND
                                        ========================
                                        COMBINED                    [DG INVESTOR
                                        SEMI-ANNUAL REPORT          SERIES LOGO]

                                        Diversified Portfolios of
                                        DG Investor Series,
                                        an Open-End Management
                                        Investment Company

                                             ParkSouth
                                             Corporation
                                             Jackson, MS
                                             Investment Adviser

                                             Womack Asset
                                             Management, Inc.
                                             Jackson, MS
                                             Sub-Adviser to
                                             DG Opportunity Fund

                                             Lazard
                                             Asset Management
                                             New York, NY
                                             Sub-Adviser to
FEDERATED SECURITIES CORP., DISTRIBUTOR      DG International
                                             Equity Fund
                                [RECYCLED
Cusip 23321N301  Cusip 23321N509  PAPER
Cusip 23321N400  Cusip 23321N202  LOGO]
Cusip 23321N806  Cusip 23321N608        AUGUST 31, 1998
                 G00498-08 (10/98)      ===================

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I'm pleased to present the Semi-Annual Report to Shareholders for the DG Investor Series--Stock and Bond Funds, which covers the six-month reporting period from March 1, 1998 through August 31, 1998.

The Report begins with a discussion with each mutual fund's portfolio manager, followed by a complete list of holdings and financial statements.

After an eight-year period of extremely positive gains, the U.S. stock market finally experienced a series of declines that have negatively impacted stock mutual fund returns. Bond funds, on the other hand, generally experienced positive returns as yields declined, causing bond prices to rise. The following highlights cover each fund's activity over the six-month period:

- Consistent with the significant declines in stock prices in August, the DG EQUITY FUND produced a negative total return of (5.67%).* While the fund's share price declined, the fund paid income distributions totaling $0.03 per share and capital gains totaling $0.17 per share. Net assets reached $664.4 million at the end of the reporting period.

- The total return of DG OPPORTUNITY FUND was a highly negative (34.33%)* for the six-month reporting period as the smaller-capitalization area of the market has experienced a longer and much steeper decline than large-capitalization stocks.*** The fund paid capital gains totaling $0.88 per share. Net assets totaled $82.0 million at the end of the reporting period.+

- DG INTERNATIONAL EQUITY FUND, the newest member of the DG fund family, invests in international stocks.** During the reporting period, the international stock marketplace also experienced a series of downturns, primarily due to concerns over Asian and Russian economic difficulties. As a result, the fund's six-month return was a negative (10.33%).* The fund paid dividends totaling $0.01 per share. Net assets totaled $25.9 million.

- DG LIMITED TERM GOVERNMENT INCOME FUND paid dividends totaling $0.25 per share. Through the dividends and a share price increase of $0.03 per share, the fund's conservative, shorter-maturity government portfolio produced a total return of 2.90%.* Net assets totaled $29.7 million.

- DG GOVERNMENT INCOME FUND, a portfolio of U.S. government securities, paid dividends totaling $0.27 per share. Through dividends and a share price increase of $0.23, the fund produced a total return of 5.07%.* Net assets totaled $268.3 million.

- DG MUNICIPAL INCOME FUND rewarded tax-sensitive investors with federally tax-free dividends totaling $0.23 per share.++ The share price increased by $0.09 per share. The dividends and share price increase combined to produce a total return of 2.97%.* At the end of the reporting period, net assets reached $55.4 million.

In this environment, it's important to keep focused on the long term, and remember that volatility--often highly uncomfortable--is part of stock investing.

Thank you for keeping your money working in one or more key financial markets through DG Investor Series. You have our commitment to provide the highest level of service as we keep you informed about your progress.

Sincerely,

/s/ EDWARD C. GONZALES
------------------------
Edward C. Gonzales
President
October 15, 1998

  * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns quoted above are based on net asset value and do not reflect the maximum sales charge. Total returns based on the maximum sales charge for the six-month period are as follows: DG Equity Fund, (8.96%); DG Opportunity Fund, (36.61%); DG Limited Term Government Income Fund, 0.84%; DG Government Income Fund, 2.92%; and DG Municipal Income Fund, 0.93%.

 ** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*** Small cap stocks have historically experienced greater volatility than average.

  + The quoted performance data includes the performance of the collective trust fund for the period before the date on which the Fund commenced operations (August 1, 1994), as adjusted to reflect the Fund's then anticipated expenses as set forth in the "Expenses of the Fund" section of the Fund's initial prospectus. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

 ++ Income may be subject to the federal alternative minimum tax and state and local taxes.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

DG EQUITY FUND

After enjoying a remarkably long "run" of favorable Semi-Annual and Annual performance reviews, we must now reveal that there is still--as we had long feared--a dash of reality existent in our presumably "Goldilocks-comfortable" investment universe. Following our fund's most recent fiscal year's exceptional total return, as of February 28, 1998, experience of 39.74%*, our investment score for the first six months of this new fiscal year has proved to be quite a reversal. Actually, this fiscal year's first half's return was a kind-of "dis-return" as we suffered a decline of -5.67%.* Only when viewed on a relative comparison basis, does this short-term negative investment result seem even modestly attractive. For example, when contrasted with our long-term unmanaged benchmark S&P 500 Index's** decline of -8.10% and our widely quoted peer benchmark Lipper Growth Mutual Fund Index's*** "swoon" of -10.93%, our Fund compares exceptionally well. But for the many investors who have become accustomed to the almost routinely positive and historically out-sized returns which we have reported over most of the last half of this decade, the latest six-month period's investment experience has, no doubt, been unsettling. Few, if any, of our newest shareholders will recall our near incessant musings that short-term price volatility is an inherent and even expected characteristic of the equity market. Fewer still will recall our cautioning that it is, in fact, the absence of short-term negative or lackluster return experiences which should be considered unusual and perhaps even more unsettling.

Now, if many of the last few lines seem somehow faintly familiar or even to have a "we told you so" ring to them, then we may have finally made our intended point. Empirical studies of market history remind us that period-to-period short-term investment returns are likely to prove very volatile--erratically positive and negative--for all equity investors. These seemingly random fluctuations are undeniably part and inseparable parcel of the "market" beast. Worse yet for the equity investor, these short-term ebbs and flows in returns are in no way predictive of the next short-term period's expectations either as to direction or magnitude of change. Clearly, we can show that investing in the stock market is not for the impatient nor for the faint of heart. But it can also be shown that for the true equity investor--coincident with the higher degree of short-term uncertainty (risk) comes the long-term prospect for much higher returns than those which might reasonably be expected from alternative investments in the two most commonly competing classes (i.e., bonds or risk-free cash equivalents) of traditional assets.

Some six months ago, we guardedly sketched our near term concerns and expectations for the domestic equity and fixed income markets in light of the then deteriorating "off-shore" economic conditions. It now appears our fears were well founded as company after multi-national company either reports or "pre-announces" disappointing current earnings. As a result, the optimistic consensus "market" earnings per-share growth rate expectations previously touted by various prognosticators have been significantly pared back. For example, rather than the 1998 calendar 7% to 9% earnings growth earlier projected for the S&P 500, now a very much uncertain 5% growth in operating earnings is haltingly offered. Moreover, for the coming 1999 year's earnings, many believe another relatively lackluster performance of 5% or so growth is the best that can reasonably be expected. To be sure, these most recent downwardly revised earnings rates are a far cry from the earlier more sanguine projections. In fact, they fall to levels which are less than 65% of the previously held annual growth rate expectations.

A diminution of one-third or more in the expected "market" earnings-per-share growth rate is most significant and would, therefore, ordinarily occasion--on an exceptional basis--a nearly concomitant price/earning multiple contraction and subsequent dramatic equity market decline. Currently, however, interest rates--particularly at the ten-year and longer maturity ranges--have continued their dramatic declines, thereby, at least to some degree, cushioning the expected rational P/E multiple contraction response. In spite of the current theoretical "push me/pull-me" phenomenon of diminishing earnings-per-share growth rate expectations and dramatically declining interest rates seeming to be nearly offsetting, much of the equity market has taken some major price "hits" over the past six weeks or so. As we had warned many times in the past, our fund would not be and was not, in fact, immune to the most recent economic and market shocks no matter our very high quality or rigidly disciplined investment focus.

In the DG Equity Fund, a large-cap growth fund, we typically invest in very large and very high quality multi-national companies. These companies have, in the past, generated much of their superior earnings-per-share growth through aggressive expansion and successful penetration in foreign or "off-shore" economies. The developing weakness in many foreign economies is likely to be felt disproportionately greater by all multi-national companies with large foreign exposure. Heretofore consistent and above average per share earnings patterns are likely to be interrupted or imperiled. Individually, our well-chosen growth stocks are likely to experience an even greater degree of share-price fluctuation than has normally been the case. That aberrant behavior will persist, we believe, until investors become more confident of a favorable outcome emerging in the troubled foreign economies. As if to add even more uncertainty, our domestic economy's expansion cycle is very "long in the tooth" and could easily begin to falter. If that were to happen, even the best growth stocks will experience increased earnings-per-share related pressures.

As we have seen, our portfolio did, most certainly, suffer during this recent short-term market storm...only not as much as the unmanaged venerable S&P 500. But, once again, to belabor our earlier and often-stressed point, we are quite sure that, while however soothing our fund's most recent relative success over the short-term, the results are in no way predictive of future short-term expectations...relative or otherwise...no matter what happens in the broad equity market. Long-term, however, we remain equally hopeful that our very high quality investment focus and disciplined large-cap growth investment approach will offer continued exceptional investment potential for our shareholders. In the final analysis, though, time and patience are likely to prove to be the most important determinants of the success of our individual stock selections, our fund and, consequently, that of our fund's investors. To wit, we believe it is worth noting that for investors time has often been said to be the legendary Archimedes' Lever.

  * Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on the maximum sales charge for the one-year, five-year, and since inception (8/3/92) periods ended August 31, 1998 was 8.84%, 17.81% and 15.82%, respectively.

 ** S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

DG OPPORTUNITY FUND

The DG Opportunity Fund was established in July 1994, to provide investors with a diversified portfolio of mostly smaller-capitalized companies with a minimum of 65% in companies with a market value capitalization of less than $1 billion. The objective of the fund is to provide capital appreciation.

The majority of the small-cap universe is less widely followed by institutional investors, which creates the opportunity to add value to the fund's portfolio through research which includes both fundamental and technical analysis. Initially, companies are identified and a fundamental/technical analysis is performed to discern both potential growth and risk. Company activities are then closely monitored through analyst's research reports and discussions with company management. Lastly, technical analysis is incorporated to derive company specific patterns of price movement and to complete the evaluation process.

The holdings of the fund are more speculative than stocks from more mature firms and lend characteristics which include below-market dividend yields, above-market betas, high residual risk relative to broad market indices, higher price/earnings ratios, and greater variability in the earnings number. These factors produce the potential for market appreciation which exceeds that of larger-capitalization stocks in return for greater volatility.

For the six-month reporting period ended August 31, 1998, the fund's holdings were well represented in restaurants, apparel, retail stores, technology, healthcare, and domestic energy and oil field services. The portfolio fluctuated between 50 and 65 issues with an above average portfolio turnover rate. The fund's benchmark, the Russell 2000 Index*, is comprised of approximately 2000 small capitalization common stocks and was well represented in technology, healthcare, consumer durables, and domestic energy and oil field services.

The DG Opportunity Fund net asset base decreased from $122.9 million as of February 28, 1998 to $82.0 million as of August 31, 1998. Total return based on net asset value for the six-month reporting period ended August 31, 1998 was -34.33%.** The fund's performance fell during the three-month period of June, July, and August due to outflows of small capitalization stocks into large capitalization stocks and the uncertainty of the overseas markets. Technology stocks, representing 12.5% of the fund, were hurt by sluggish sales of computer and technology related equipment. Moreover, energy and oil field services stocks, representing 7.0% of the fund, were depressed by declines in energy prices. The above factors also negatively impacted the Russell 2000 Index causing it to fall -31.77% during the six-month reporting period ended August 31, 1998.

 * Indexes are unmanaged and investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

DG INTERNATIONAL EQUITY FUND

International equity markets declined during the month of August. Russian economic and political turmoil, compounded by Asia's continued weakness, shook investor confidence and sparked the largest monthly decline since October 1987. Despite a 36% year-to-date (ytd) fall in Hong Kong, a 15% ytd decline in Japan and currency devaluations in Asia, Russia, and, perhaps, Latin America, DG International Equity Fund's returns are only slightly negative for 1998. While this pales in comparison to the lofty portfolio returns in early summer, the portfolio has added value relative to the benchmark and competitors during a very difficult market environment.

While Russia and the emerging markets pose obvious threats at the stock specific level, as well as at the overall economic environment level, it is necessary to separate fears from facts. German banks have been savagely berated due to concerns regarding their significant loan exposure to Russia. However, it has gone largely unnoticed that 80% of these loans are guaranteed by the German government, thus protecting the banks from the bulk of the losses. Companies with Latin American and Asian exposure have also been sold indiscriminately providing excellent investment opportunities. For example, we recently added to our portfolio a position in Electrolux (Sweden, Appliances). Electrolux reported first half earnings in August that far exceeded expectations because analyst forecasts were focusing more on the Brazilian and Asian exposure rather than on the massive restructuring program underway in the European operations. Europe represents over two-thirds of the company's profits and the sharp improvements there were more than able to compensate for the deterioration in the other operations. The stock rebounded sharply and ended flat on the month. Winnowing fear from fact is critical. Our investment decisions have been driven by valuation. Mannesmann, Honda, and HSBC stakes were reduced as stock prices fully reflected the return prospects. We added to our positions in ICI and Telecom Italia in addition to Electrolux following overdone stock price declines.

We continue to be impressed by a fundamental change in corporate thinking, particularly in Europe. Historically, in Europe making a profit was a nice thing, but not a priority. Today a corporate renaissance is taking place as restructuring, shareholder focus, consolidation in the face of global competition, and the impending EMU have put profits on the front burner. After years of restructuring, Daimler-Benz (Germany) made a surprise acquisition of Chrysler (US) in April to create a global automotive powerhouse in the largest industrial takeover in history, at least until British Petroleum (UK) acquired Amoco (US) last month. Both mergers were driven by the desire to drive profits higher, but also each signaled the increasing importance of globalization. Country borders are giving way to industrial logic. ABB, a pioneer of region-based management, recently announced plans to organize management by business segment rather than by geography. In Japan, where the overall equity market has struggled, globally competitive companies like Honda and Sony have prospered, while domestic businesses have floundered. Throughout the world, companies are remaking themselves to become global industry leaders providing compelling investment opportunities despite current market volatility. In fact, it is the uncertainty and increased competition in the markets that continue to be the catalysts for corporate change.

Emerging market positions (a modest 9% of portfolio) were hurt during the global market sell off. In many cases, investors indiscriminately sold stocks without regard to the underlying fundamentals. Valuations for many emerging, market stocks are now at long-time lows.

At the end of the day, corporate returns drive stock performance. Market noise and the ensuing voices of financial pundits both rise with market turbulence. The discipline to filter this out and to maintain focus on business fundamentals, the returns companies generate, and the price one pays for them will ultimately be rewarded. With that stated, this short-term setback has provided fresh opportunities. Many quality companies that were too expensive to buy earlier this year are now approaching our valuation screens. In other cases, we are adding to existing positions where indiscriminate market selling has furnished buying opportunities.




International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

--------------------------------------------------------------------------------

DG LIMITED TERM GOVERNMENT INCOME FUND

The Federal Reserve Board maintained the federal funds rate at a 5 1/2% rate during the six-month period ended August 31, 1998. Investors, however, forecast a "fed easing" and acted on this prophecy by buying fixed income instruments, driving pricing higher and yields lower. For the reporting period, yields on 2, 5, 10, and 30-year Treasuries declined by 81, 87, 73, and 76 basis points, respectively. A "flight to quality" helped Treasury returns as investors feared political scandals would damage domestic investments and an international financial crisis would dominate investor psychology. Corporate bond yields widened significantly during the six-month reporting period with 3, 5, and 10-year corporate yields increasing by 11, 20 and 25 basis points over their prior levels.

For the twelve-month period ended August 31, 1998, the fund's total return was 6.10%, based on net asset value*, compared to Merrill Lynch 1-3 Year Treasury Index's** total return of 7.37%. The fund's duration of 1.46 years and average maturity of 1.6 years were reduced during the reporting period. U.S. Treasury securities continued to hold a majority position in the fund. U.S. agency securities have been utilized more as spreads to Treasuries have widened, helping to provide a more adequate return for the additional risk. Corporate issues should also be utilized, as yields spreads should be sustained with good corporate earnings.



 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The fund's total return, based on the maximum sales charge, for the one-year, five-year, and since inception (8/3/92) periods ended August 31, 1998, was 3.96%, 4.43% and 4.88%, respectively.

** Merrill Lynch 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. government securities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

--------------------------------------------------------------------------------

DG GOVERNMENT INCOME FUND

The Federal Reserve Board maintained the federal funds rate at a 5 1/2% rate during the six-month period ended August 31, 1998. Investors, however, forecast a fed easing and acted on this prophecy by buying fixed income instruments, driving pricing higher and yields lower. For the reporting period, yields on 2, 5, 10 and 30-year Treasuries declined by 81, 87, 73 and 76 basis points, respectively. A "flight to quality" helped Treasury returns as investors feared political scandals would damage domestic investments and an international financial crisis would dominate investor psychology. Corporate bond yields widened significantly during the six-month reporting period with 3, 5, and 10-year corporate yields increasing by 11, 20, and 25 basis points over their prior levels.

For the twelve-month period ended August 31, 1998, the fund's total return was 11.15%, based on net asset value*, compared to the Lehman Brothers Government/Corporate Bond Index** total return of 11.43%. The fund's duration of
5.48 years and average maturity of 8.7 years was extended during this period. U.S. Agency securities have been utilized more, as spreads to Treasuries have widened helping to provide a more adequate return for the additional risk. Corporate issues should also be utilized, as yield spreads should be sustained with good corporate earnings. The fund's net assets remain steady at $268 million on August 31, 1998 compared to the $270 million on February 28, 1998.



 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The fund's total return based on the maximum sales charge for the one-year, five-year, and since inception (8/3/92) periods ended August 31, 1998, was 8.92%, 5.55% and 6.52%, respectively.

** Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's.

   Indexes are unmanaged and investments cannot be made in an index.

--------------------------------------------------------------------------------

DG MUNICIPAL INCOME FUND

DG Municipal Income Fund was established in December 1992 to provide investors with the ability to invest in a diversified portfolio of quality municipal issues. The investment objective of the fund is to provide dividend income that is exempt from federal regular income tax.

The flight to safety experienced throughout the summer months led to continued underperformance by virtually all fixed income asset classes relative to their treasury counterparts. This flight to safety, when combined with continued new issue supply and a lack of interest by retail investors, caused the municipal market to be no different. Municipal yields climbed to 93-100% of treasuries throughout the yield curve towards the latter part of the fund's semi-annual reporting period.

The fund's total return (income plus capital appreciation) for the twelve-month period ended August 31, 1998, was 7.36%, based on net asset value. As of August 31, 1998, the 30-day SEC yield was 3.63%, based on net asset value (3.56% taking into account the sales charge).*

The fund's net assets increased from $48.6 million on February 28, 1998, to $55.4 million on August 31, 1998. The fund's investment adviser continues to focus on higher quality municipal issues consisting primarily of general obligations of states, counties, and cities (63.5% weighting in general obligations and AA1 average quality rating as of August 31, 1998).



* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on the maximum sales charge, for the one-year, five-year, and since inception (12/29/92) periods ended August 31, 1998, was 5.19%, 4.81% and 6.04%, respectively.

DG EQUITY FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
COMMON STOCKS--96.2%
-------------------------------------------------------------------------------
                   BUSINESS EQUIPMENT & SERVICES--7.3%
                   ------------------------------------------------------------
    280,000        Automatic Data Processing, Inc.                               $ 17,850,000
                   ------------------------------------------------------------
    133,600        Donnelley (R.R.) & Sons Co.                                      4,843,000
                   ------------------------------------------------------------
    150,000        Electronic Data Systems Corp.                                    5,025,000
                   ------------------------------------------------------------
    415,400        Pitney Bowes, Inc.                                              20,614,225
                   ------------------------------------------------------------  ------------
                     Total                                                         48,332,225
                   ------------------------------------------------------------  ------------
                   CAPITAL GOODS--8.6%
                   ------------------------------------------------------------
    520,000        Dover Corp.                                                     14,170,000
                   ------------------------------------------------------------
    311,000        General Electric Co.                                            24,880,000
                   ------------------------------------------------------------
    100,000        PPG Industries, Inc.                                             5,081,250
                   ------------------------------------------------------------
    240,000        Tyco International, Ltd.                                        13,320,000
                   ------------------------------------------------------------  ------------
                     Total                                                         57,451,250
                   ------------------------------------------------------------  ------------
                   CONSUMER NON-DURABLES--17.9%
                   ------------------------------------------------------------
    150,000        BestFoods                                                        7,528,125
                   ------------------------------------------------------------
    280,000        Coca-Cola Co.                                                   18,235,000
                   ------------------------------------------------------------
     60,000        Eastman Kodak Co.                                                4,687,500
                   ------------------------------------------------------------
    260,000        Gillette Co.                                                    10,692,500
                   ------------------------------------------------------------
    129,450        Heinz (H.J.) Co.                                                 6,901,303
                   ------------------------------------------------------------
    250,000        International Flavors & Fragrances, Inc.                         9,687,500
                   ------------------------------------------------------------
     60,000        Nike, Inc., Class B                                              2,081,250
                   ------------------------------------------------------------
    411,200        PepsiCo, Inc.                                                   11,385,100
                   ------------------------------------------------------------
    340,000        Philip Morris Cos., Inc.                                        14,131,250
                   ------------------------------------------------------------
    230,000        Procter & Gamble Co.                                            17,595,000
                   ------------------------------------------------------------
    209,800        Sara Lee Corp.                                                   9,493,450
                   ------------------------------------------------------------
    320,000        Sysco Corp.                                                      6,460,000
                   ------------------------------------------------------------  ------------
                     Total                                                        118,877,978
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------
                   CONSUMER SERVICES--2.5%
                   ------------------------------------------------------------
    613,500        Disney (Walt) Co.                                             $ 16,832,906
                   ------------------------------------------------------------  ------------
                   HEALTHCARE--23.7%
                   ------------------------------------------------------------
    374,600        Abbott Laboratories                                             14,422,100
                   ------------------------------------------------------------
    220,000        American Home Products Corp.                                    11,027,500
                   ------------------------------------------------------------
     90,000   (b)  Amgen, Inc.                                                      5,478,750
                   ------------------------------------------------------------
    100,000        Bristol-Myers Squibb Co.                                         9,787,500
                   ------------------------------------------------------------
    100,000        Hillenbrand Industries, Inc.                                     5,356,250
                   ------------------------------------------------------------
    100,000        IMS Health, Inc.                                                 5,500,000
                   ------------------------------------------------------------
    250,000        Johnson & Johnson                                               17,250,000
                   ------------------------------------------------------------
    320,000        Medtronic, Inc.                                                 16,440,000
                   ------------------------------------------------------------
    166,000        Merck & Co., Inc.                                               19,245,625
                   ------------------------------------------------------------
    250,000        Pfizer, Inc.                                                    23,250,000
                   ------------------------------------------------------------
    300,000        Schering Plough Corp.                                           25,800,000
                   ------------------------------------------------------------
    100,000        United Healthcare Corp.                                          3,612,500
                   ------------------------------------------------------------  ------------
                     Total                                                        157,170,225
                   ------------------------------------------------------------  ------------
                   RAW GOODS--1.5%
                   ------------------------------------------------------------
    120,000        Avery Dennison Corp.                                             6,442,500
                   ------------------------------------------------------------
    150,000        Morton International, Inc.                                       3,337,500
                   ------------------------------------------------------------  ------------
                     Total                                                          9,780,000
                   ------------------------------------------------------------  ------------
                   RETAIL--13.7%
                   ------------------------------------------------------------
    200,000        Albertsons, Inc.                                                10,112,500
                   ------------------------------------------------------------
    130,000        Gap (The), Inc.                                                  6,638,125
                   ------------------------------------------------------------
    450,000        Home Depot, Inc.                                                17,325,000
                   ------------------------------------------------------------
    320,000        McDonald's Corp.                                                17,940,000
                   ------------------------------------------------------------
    240,000        Wal-Mart Stores, Inc.                                           14,100,000
                   ------------------------------------------------------------
    650,000        Walgreen Co.                                                    25,025,000
                   ------------------------------------------------------------  ------------
                     Total                                                         91,140,625
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG EQUITY FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------
                   TECHNOLOGY--19.8%
                   ------------------------------------------------------------
    150,000        AMP, Inc.                                                     $  5,353,125
                   ------------------------------------------------------------
    220,000   (b)  Applied Materials, Inc.                                          5,403,750
                   ------------------------------------------------------------
    177,200        Boeing Co.                                                       5,482,125
                   ------------------------------------------------------------
    822,850        Compaq Computer Corp.                                           22,988,372
                   ------------------------------------------------------------
    277,200        Hewlett-Packard Co.                                             13,461,525
                   ------------------------------------------------------------
    200,000        Intel Corp.                                                     14,237,500
                   ------------------------------------------------------------
    200,000        International Business Machines Corp.                           22,525,000
                   ------------------------------------------------------------
    120,000        Lucent Technologies, Inc.                                        8,505,000
                   ------------------------------------------------------------
    200,000   (b)  Microsoft Corp.                                                 19,187,500
                   ------------------------------------------------------------
    130,000        Motorola, Inc.                                                   5,598,125
                   ------------------------------------------------------------
    180,000   (b)  Oracle Corp.                                                     3,588,750
                   ------------------------------------------------------------
    130,000   (b)  Sun Microsystems, Inc.                                           5,151,250
                   ------------------------------------------------------------  ------------
                     Total                                                        131,482,022
                   ------------------------------------------------------------  ------------
                   UTILITIES--1.2%
                   ------------------------------------------------------------
    103,800        AT&T Corp.                                                       5,202,975
                   ------------------------------------------------------------
     80,000        SBC Communications, Inc.                                         3,040,000
                   ------------------------------------------------------------  ------------
                     Total                                                          8,242,975
                   ------------------------------------------------------------  ------------
                     TOTAL COMMON STOCKS (IDENTIFIED COST $324,665,291)           639,310,206
                   ------------------------------------------------------------  ------------
(a) REPURCHASE AGREEMENT--3.6%
-------------------------------------------------------------------------------
$23,971,800        Cantor Fitzgerald Securities, 5.82%, dated 8/31/1998, due
                   9/1/1998 (AT AMORTIZED COST)                                    23,971,800
                   ------------------------------------------------------------  ------------
                     TOTAL INVESTMENTS (IDENTIFIED COST $348,637,091)            $663,282,006
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
-----------        ------------------------------------------------------------  -----------
COMMON STOCKS--79.0%
-------------------------------------------------------------------------------
                   BUSINESS EQUIPMENT & SERVICES--5.8%
                   ------------------------------------------------------------
    228,000   (b)  Comforce Corp.                                                $ 1,225,500
                   ------------------------------------------------------------
    122,000   (b)  Dycom Industries, Inc.                                          3,370,250
                   ------------------------------------------------------------
    142,000   (b)  Employee Solutions, Inc.                                          204,125
                   ------------------------------------------------------------  -----------
                     Total                                                         4,799,875
                   ------------------------------------------------------------  -----------
                   CAPITAL GOODS--4.9%
                   ------------------------------------------------------------
    180,000   (b)  ITEQ, Inc.                                                        793,125
                   ------------------------------------------------------------
     59,000        McDermott International, Inc.                                   1,183,688
                   ------------------------------------------------------------
    129,700   (b)  Terex Corp.                                                     2,042,775
                   ------------------------------------------------------------  -----------
                     Total                                                         4,019,588
                   ------------------------------------------------------------  -----------
                   CAPITAL GOODS/ELECTRONICS--1.7%
                   ------------------------------------------------------------
     60,000        Kuhlman Corp.                                                   1,417,500
                   ------------------------------------------------------------  -----------
                   COLLECTIBLES--0.6%
                   ------------------------------------------------------------
     20,000   (b)  Action Performance Cos., Inc.                                     462,500
                   ------------------------------------------------------------  -----------
                   COMPUTERS-PERIPHERALS & SOFTWARE--5.5%
                   ------------------------------------------------------------
    117,800   (b)  AMX Corp.                                                         589,000
                   ------------------------------------------------------------
     43,500   (b)  Computer Network Technology                                       157,688
                   ------------------------------------------------------------
    204,000   (b)  Datastream Systems, Inc.                                        2,065,500
                   ------------------------------------------------------------
     68,000   (b)  Harbinger Corp.                                                   467,500
                   ------------------------------------------------------------
    113,000   (b)  Infinium Software, Inc.                                         1,257,125
                   ------------------------------------------------------------  -----------
                     Total                                                         4,536,813
                   ------------------------------------------------------------  -----------
                   CONSUMER DURABLES--0.9%
                   ------------------------------------------------------------
     45,000   (b)  Speedway Motorsports, Inc.                                        731,250
                   ------------------------------------------------------------  -----------
                   CONSUMER NON-DURABLES--0.8%
                   ------------------------------------------------------------
     67,000   (b)  Hollywood Entertainment Corp.                                     690,938
                   ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG OPPORTUNITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
-----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------
                   CONSUMER SERVICES--1.9%
                   ------------------------------------------------------------
    159,000   (b)  Master Graphics, Inc.                                         $   874,500
                   ------------------------------------------------------------
     72,000        Rainbow Rentals, Inc.                                             666,000
                   ------------------------------------------------------------  -----------
                     Total                                                         1,540,500
                   ------------------------------------------------------------  -----------
                   DRUG STORES--1.5%
                   ------------------------------------------------------------
    161,000   (b)  HORIZON Pharmacies, Inc.                                        1,227,625
                   ------------------------------------------------------------  -----------
                   ENERGY/OIL FIELD SERVICES--2.7%
                   ------------------------------------------------------------
     62,400   (b)  Friede Goldman International, Inc.                                651,300
                   ------------------------------------------------------------
     90,000   (b)  Gulf Island Fabrication, Inc.                                     900,000
                   ------------------------------------------------------------
     26,000   (b)  IRI International Corp.                                           130,000
                   ------------------------------------------------------------
      8,000   (b)  J. Ray McDermott, S.A.                                            223,500
                   ------------------------------------------------------------
    102,500   (b)  Superior Energy Services, Inc.                                    355,547
                   ------------------------------------------------------------  -----------
                     Total                                                         2,260,347
                   ------------------------------------------------------------  -----------
                   ENERGY/OIL SERVICES--4.3%
                   ------------------------------------------------------------
     40,000   (b)  Basin Exploration, Inc.                                           365,000
                   ------------------------------------------------------------
     98,000   (b)  Bellwether Exploration Co.                                        483,875
                   ------------------------------------------------------------
    200,000   (b)  EEX Corp.                                                         887,500
                   ------------------------------------------------------------
     88,000        Snyder Oil Corp.                                                1,309,000
                   ------------------------------------------------------------
    107,500   (b)  TransCoastal Marine Services, Inc.                                456,875
                   ------------------------------------------------------------  -----------
                     Total                                                         3,502,250
                   ------------------------------------------------------------  -----------
                   FINANCIAL SERVICES--5.6%
                   ------------------------------------------------------------
    107,200   (b)  IMC Mortgage Co.                                                  723,600
                   ------------------------------------------------------------
    126,000        T. Rowe Price Associates                                        3,835,125
                   ------------------------------------------------------------  -----------
                     Total                                                         4,558,725
                   ------------------------------------------------------------  -----------
                   HEALTHCARE--8.5%
                   ------------------------------------------------------------
     72,000   (b)  Arterial Vascular Engineering, Inc.                             2,520,000
                   ------------------------------------------------------------
     58,000   (b)  Cyberonics, Inc.                                                  337,125
                   ------------------------------------------------------------
    119,000   (b)  Neotherapeutics, Inc.                                             714,000
                   ------------------------------------------------------------
     69,000   (b)  OMEGA Health Systems, Inc.                                        280,312
                   ------------------------------------------------------------

(See Notes to Portfolios of Investments)

DG OPPORTUNITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
-----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------
                   HEALTHCARE--CONTINUED
                   ------------------------------------------------------------
    202,500   (b)  ProMedCo Management Co.                                       $ 1,025,156
                   ------------------------------------------------------------
     41,000   (b)  Res-Care, Inc.                                                    597,062
                   ------------------------------------------------------------
     90,000   (b)  SangStat Medical Corp.                                          1,496,250
                   ------------------------------------------------------------  -----------
                     Total                                                         6,969,905
                   ------------------------------------------------------------  -----------
                   LEISURE--1.9%
                   ------------------------------------------------------------
    158,000   (b)  Fairfield Communities, Inc.                                     1,540,500
                   ------------------------------------------------------------  -----------
                   RESTAURANTS--12.7%
                   ------------------------------------------------------------
    160,000        Apple South, Inc.                                               1,840,000
                   ------------------------------------------------------------
     94,100   (b)  Brinker International, Inc.                                     1,611,462
                   ------------------------------------------------------------
     15,300   (b)  CEC Entertainment, Inc.                                           349,031
                   ------------------------------------------------------------
     66,000        Cracker Barrel Old Country Store                                1,612,875
                   ------------------------------------------------------------
     75,000   (b)  Foodmaker, Inc.                                                 1,035,938
                   ------------------------------------------------------------
     60,000   (b)  Outback Steakhouse, Inc.                                        1,803,750
                   ------------------------------------------------------------
    185,000   (b)  Rare Hospitality International, Inc.                            2,150,625
                   ------------------------------------------------------------  -----------
                     Total                                                        10,403,681
                   ------------------------------------------------------------  -----------
                   RETAIL/CONSUMER--4.2%
                   ------------------------------------------------------------
     66,000   (b)  Elder-Beerman Stores Corp.                                      1,031,250
                   ------------------------------------------------------------
    104,400   (b)  Pamida Holdings Corp.                                             561,150
                   ------------------------------------------------------------
    172,000   (b)  PetSmart, Inc.                                                    849,250
                   ------------------------------------------------------------
      9,000   (b)  Restoration Hardware, Inc.                                        231,750
                   ------------------------------------------------------------
    165,000   (b)  Ugly Duckling Corp.                                               763,125
                   ------------------------------------------------------------  -----------
                     Total                                                         3,436,525
                   ------------------------------------------------------------  -----------
                   TECHNOLOGY/COMMUNICATION--3.6%
                   ------------------------------------------------------------
     95,000   (b)  Cerprobe Corp.                                                    855,000
                   ------------------------------------------------------------
    137,000   (b)  Cree Research, Inc.                                             1,472,750
                   ------------------------------------------------------------
     38,700   (b)  Semtech Corp.                                                     619,200
                   ------------------------------------------------------------  -----------
                     Total                                                         2,946,950
                   ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG OPPORTUNITY FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------
                   TECHNOLOGY/COMPUTERS--5.1%
                   ------------------------------------------------------------
    133,000   (b)  Inso Corp.                                                    $ 2,061,500
                   ------------------------------------------------------------
     23,500   (b)  MetaCreations Corp.                                                74,906
                   ------------------------------------------------------------
    103,000   (b)  Microage, Inc.                                                  1,248,875
                   ------------------------------------------------------------
     89,500   (b)  Micrografx, Inc.                                                  805,500
                   ------------------------------------------------------------  -----------
                     Total                                                         4,190,781
                   ------------------------------------------------------------  -----------
                   TECHNOLOGY/TELECOMMUNICATIONS--3.8%
                   ------------------------------------------------------------
    129,000   (b)  SkyTel Communications, Inc.                                     1,693,125
                   ------------------------------------------------------------
     75,000   (b)  World Access, Inc.                                              1,434,375
                   ------------------------------------------------------------  -----------
                     Total                                                         3,127,500
                   ------------------------------------------------------------  -----------
                   TRANSPORTATION--3.0%
                   ------------------------------------------------------------
    127,000   (b)  Heartland Express, Inc.                                         2,032,000
                   ------------------------------------------------------------
     45,000   (b)  Offshore Logistics, Inc.                                          405,000
                   ------------------------------------------------------------  -----------
                     Total                                                         2,437,000
                   ------------------------------------------------------------  -----------
                     TOTAL COMMON STOCKS (IDENTIFIED COST $84,965,960)            64,800,753
                   ------------------------------------------------------------  -----------
(a) REPURCHASE AGREEMENT--20.1%
-------------------------------------------------------------------------------
$16,443,900        Cantor Fitzgerald Securities, 5.82%, dated 8/31/1998, due
                   9/1/1998 (AT AMORTIZED COST)                                   16,443,900
                   ------------------------------------------------------------  -----------
                     TOTAL INVESTMENTS (IDENTIFIED COST $101,409,860)            $81,244,653
                     ----------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--94.5%
------------------------------------------------------------------------------
ARGENTINA--1.3%
------------------------------------------------------------------------------
                  ENERGY SOURCES--1.3%
                  ------------------------------------------------------------
    15,000        YPF Sociedad Anonima, ADR                                     $   331,875
                  ------------------------------------------------------------  -----------
AUSTRALIA--1.7%
------------------------------------------------------------------------------
                  BANKING--0.8%
                  ------------------------------------------------------------
    37,700        Westpac Banking Corp. Ltd., Sydney                                200,356
                  ------------------------------------------------------------  -----------
                  ENERGY SOURCES--0.9%
                  ------------------------------------------------------------
    35,017        Broken Hill Proprietary Co. Ltd.                                  241,326
                  ------------------------------------------------------------  -----------
                    TOTAL AUSTRALIA                                                 441,682
                  ------------------------------------------------------------  -----------
BRAZIL--0.9%
------------------------------------------------------------------------------
                  TELECOMMUNICATIONS--0.9%
                  ------------------------------------------------------------
     3,300   (b)  Telecomunicacoes Brasileiras SA, ADR                              236,981
                  ------------------------------------------------------------  -----------
DENMARK--1.2%
------------------------------------------------------------------------------
                  BANKING--1.2%
                  ------------------------------------------------------------
     3,850        Unidanmark, Class A                                               316,191
                  ------------------------------------------------------------  -----------
FINLAND--0.7%
------------------------------------------------------------------------------
                  BANKING--0.4%
                  ------------------------------------------------------------
    18,100        Merita Ltd, Class A                                                91,645
                  ------------------------------------------------------------  -----------
                  FOREST PRODUCTS & PAPER--0.3%
                  ------------------------------------------------------------
     3,900        UPM--Kymmene OY                                                    79,424
                  ------------------------------------------------------------  -----------
                    TOTAL FINLAND                                                   171,069
                  ------------------------------------------------------------  -----------
FRANCE--16.3%
------------------------------------------------------------------------------
                  AUTOMOBILE--0.8%
                  ------------------------------------------------------------
     4,900        Michelin, Class B                                                 208,599
                  ------------------------------------------------------------  -----------
                  BANKING--1.7%
                  ------------------------------------------------------------
     6,500        Banque Nationale de Paris                                         430,504
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------
FRANCE--CONTINUED
------------------------------------------------------------------------------
                  CHEMICALS--2.1%
                  ------------------------------------------------------------
    11,100        Rhone-Poulenc, Class A                                        $   534,856
                  ------------------------------------------------------------  -----------
                  COMMERCIAL SERVICES--2.2%
                  ------------------------------------------------------------
     2,870        Compagnie Generale des Eaux                                       573,416
                  ------------------------------------------------------------  -----------
                  ELECTRICAL & ELECTRONICS--2.0%
                  ------------------------------------------------------------
     3,140        Alcatel Alsthom                                                   508,599
                  ------------------------------------------------------------  -----------
                  ENERGY SOURCES--2.3%
                  ------------------------------------------------------------
     6,080        Elf Aquitaine SA                                                  603,256
                  ------------------------------------------------------------  -----------
                  INSURANCE--2.3%
                  ------------------------------------------------------------
     5,300        AXA                                                               611,262
                  ------------------------------------------------------------  -----------
                  MISCELLANEOUS MATERIALS & COMMODITIES--1.7%
                  ------------------------------------------------------------
     3,100        Compagnie de St. Gobain                                           445,862
                  ------------------------------------------------------------  -----------
                  MULTI-INDUSTRY--1.2%
                  ------------------------------------------------------------
     1,840        Lyonnaise des Eaux SA                                             303,338
                  ------------------------------------------------------------  -----------
                    TOTAL FRANCE                                                  4,219,692
                  ------------------------------------------------------------  -----------
GERMANY--10.5%
------------------------------------------------------------------------------
                  AUTOMOBILE--1.3%
                  ------------------------------------------------------------
     3,700        Daimler Benz AG                                                   334,623
                  ------------------------------------------------------------  -----------
                  BANKING--1.1%
                  ------------------------------------------------------------
     6,200        Dresdner Bank AG, Frankfurt                                       279,654
                  ------------------------------------------------------------  -----------
                  CHEMICALS--1.7%
                  ------------------------------------------------------------
    10,500        Hoechst AG                                                        431,204
                  ------------------------------------------------------------  -----------
                  ELECTRICAL & ELECTRONICS--1.4%
                  ------------------------------------------------------------
     5,800        Siemens AG                                                        377,737
                  ------------------------------------------------------------  -----------
                  FOOD & HOUSEHOLD PRODUCTS--1.3%
                  ------------------------------------------------------------
     5,870        Metro AG                                                          332,214
                  ------------------------------------------------------------  -----------
                  INSURANCE--0.9%
                  ------------------------------------------------------------
       810        Allianz AG Holding                                                233,127
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------
GERMANY--CONTINUED
------------------------------------------------------------------------------
                  MACHINERY & ENGINEERING--0.7%
                  ------------------------------------------------------------
     1,000        Thyssen AG                                                    $   188,271
                  ------------------------------------------------------------  -----------
                  UTILITIES--ELECTRICAL & GAS--2.1%
                  ------------------------------------------------------------
       850        Viag AG                                                           534,242
                  ------------------------------------------------------------  -----------
                    TOTAL GERMANY                                                 2,711,072
                  ------------------------------------------------------------  -----------
HONG KONG--1.1%
------------------------------------------------------------------------------
                  BANKING--0.6%
                  ------------------------------------------------------------
     7,200        HSBC Holdings PLC                                                 152,842
                  ------------------------------------------------------------  -----------
                  DIVERSIFIED OPERATIONS--0.3%
                  ------------------------------------------------------------
    93,000        Wharf Holdings Ltd.                                                88,809
                  ------------------------------------------------------------  -----------
                  MULTI-INDUSTRY--0.2%
                  ------------------------------------------------------------
    20,500        Swire Pacific Ltd., Class A                                        59,125
                  ------------------------------------------------------------  -----------
                    TOTAL HONG KONG                                                 300,776
                  ------------------------------------------------------------  -----------
ITALY--5.6%
------------------------------------------------------------------------------
                  AUTOMOBILE--0.5%
                  ------------------------------------------------------------
    43,900        Fiat SPA                                                          137,101
                  ------------------------------------------------------------  -----------
                  BANKING--2.1%
                  ------------------------------------------------------------
    35,900        Istituto Bancario San Paolo di Torino                             529,611
                  ------------------------------------------------------------  -----------
                  ENERGY SOURCES--1.2%
                  ------------------------------------------------------------
    58,900        Eni SPA                                                           311,658
                  ------------------------------------------------------------  -----------
                  TELECOMMUNICATIONS--1.8%
                  ------------------------------------------------------------
    93,600        Telecom Italia SPA                                                467,004
                  ------------------------------------------------------------  -----------
                    TOTAL ITALY                                                   1,445,374
                  ------------------------------------------------------------  -----------
JAPAN--11.8%
------------------------------------------------------------------------------
                  APPLIANCES & HOUSEHOLD DURABLES--1.0%
                  ------------------------------------------------------------
    18,000        Matsushita Electric Industrial Co.                                259,370
                  ------------------------------------------------------------  -----------
                  AUTOMOBILE--0.4%
                  ------------------------------------------------------------
    43,000        Nissan Motor Co., Ltd.                                            114,764
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------
JAPAN--CONTINUED
------------------------------------------------------------------------------
                  BANKING--0.6%
                  ------------------------------------------------------------
    66,000        Sumitomo Trust & Banking                                      $   158,816
                  ------------------------------------------------------------  -----------
                  BEVERAGE & TOBACCO--1.1%
                  ------------------------------------------------------------
    23,000        Asahi Breweries                                                   272,154
                  ------------------------------------------------------------  -----------
                  ELECTRICAL & ELECTRONICS--1.6%
                  ------------------------------------------------------------
     9,000        Omron Corp.                                                        98,382
                  ------------------------------------------------------------
     4,400        Sony Corp.                                                        322,005
                  ------------------------------------------------------------  -----------
                    Total                                                           420,387
                  ------------------------------------------------------------  -----------
                  FINANCIAL SERVICES--2.4%
                  ------------------------------------------------------------
     5,700        Orix Corp                                                         386,393
                  ------------------------------------------------------------
     5,740        Promise Co. Ltd.                                                  240,389
                  ------------------------------------------------------------  -----------
                    Total                                                           626,782
                  ------------------------------------------------------------  -----------
                  OFFICE EQUIPMENT--0.8%
                  ------------------------------------------------------------
    21,000        Ricoh Co. Ltd.                                                    201,533
                  ------------------------------------------------------------  -----------
                  RECREATION, OTHER CONSUMER GOODS--1.2%
                  ------------------------------------------------------------
     3,300        Nintendo Corp. Ltd.                                               306,623
                  ------------------------------------------------------------  -----------
                  TELECOMMUNICATIONS--1.5%
                  ------------------------------------------------------------
        50        Nippon Telegraph & Telephone Corp.                                379,756
                  ------------------------------------------------------------  -----------
                  TOBACCO--1.2%
                  ------------------------------------------------------------
        45   (d)  Japan Tobacco, Inc.                                               304,408
                  ------------------------------------------------------------  -----------
                    TOTAL JAPAN                                                   3,044,593
                  ------------------------------------------------------------  -----------
KOREA--1.2%
------------------------------------------------------------------------------
                  APPLIANCES & HOUSEHOLD DURABLES--1.2%
                  ------------------------------------------------------------
    18,434   (b)  (d)Samsung Electronics Co., GDR                                   316,604
                  ------------------------------------------------------------  -----------
MALAYSIA--0.3%
------------------------------------------------------------------------------
                  LEISURE & TOURISM--0.3%
                  ------------------------------------------------------------
    41,300        Genting Berhad                                                     75,983
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------
MEXICO--1.1%
------------------------------------------------------------------------------
                  BANKING--0.6%
                  ------------------------------------------------------------
   194,000        Grupo Financiero Banamex Accivel, Class B                     $   163,491
                  ------------------------------------------------------------  -----------
                  BEVERAGE & TOBACCO--0.5%
                  ------------------------------------------------------------
     8,500        Pan American Beverage, Class A                                    135,469
                  ------------------------------------------------------------  -----------
                    TOTAL MEXICO                                                    298,960
                  ------------------------------------------------------------  -----------
NETHERLANDS--3.8%
------------------------------------------------------------------------------
                  APPLIANCES & HOUSEHOLD DURABLES--1.2%
                  ------------------------------------------------------------
     4,700        Philips Electronics N.V.                                          307,374
                  ------------------------------------------------------------  -----------
                  BEVERAGE & TOBACCO--1.2%
                  ------------------------------------------------------------
     7,325        Heineken NV                                                       322,562
                  ------------------------------------------------------------  -----------
                  TELECOMMUNICATIONS--1.4%
                  ------------------------------------------------------------
     8,000        KPN NV                                                            362,363
                  ------------------------------------------------------------  -----------
                    TOTAL NETHERLANDS                                               992,299
                  ------------------------------------------------------------  -----------
PHILIPPINES--0.5%
------------------------------------------------------------------------------
                  BANKING--0.5%
                  ------------------------------------------------------------
   210,000   (b)  Philippine National Bank                                          122,121
                  ------------------------------------------------------------  -----------
RUSSIA--0.4%
------------------------------------------------------------------------------
                  ENERGY--OIL & GAS--0.4%
                  ------------------------------------------------------------
    39,000        AO Tatneft, ADR                                                    97,500
                  ------------------------------------------------------------  -----------
SINGAPORE--0.3%
------------------------------------------------------------------------------
                  BANKING--0.3%
                  ------------------------------------------------------------
    34,000        United Overseas Bank Ltd.                                          80,541
                  ------------------------------------------------------------  -----------
SOUTH AFRICA--0.6%
------------------------------------------------------------------------------
                  BUILDING MATERIALS & COMPONENTS--0.6%
                  ------------------------------------------------------------
    44,458        Barlow Ltd.                                                       160,635
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------
SPAIN--3.4%
------------------------------------------------------------------------------
                  BANKING--1.4%
                  ------------------------------------------------------------
    18,800        Argentaria SA                                                 $   361,417
                  ------------------------------------------------------------  -----------
                  TELECOMMUNICATIONS--2.0%
                  ------------------------------------------------------------
    13,418        Telefonica SA                                                     515,005
                  ------------------------------------------------------------  -----------
                    TOTAL SPAIN                                                     876,422
                  ------------------------------------------------------------  -----------
SWEDEN--6.8%
------------------------------------------------------------------------------
                  APPLIANCES & HOUSEHOLD DURABLES--1.3%
                  ------------------------------------------------------------
    21,800        Electrolux AB, Class B                                            348,636
                  ------------------------------------------------------------  -----------
                  AUTOMOBILE--1.1%
                  ------------------------------------------------------------
    10,500        Volvo AB, Class B                                                 290,282
                  ------------------------------------------------------------  -----------
                  BANKING--1.9%
                  ------------------------------------------------------------
    22,200        Nordbanken Holding Ab                                             132,656
                  ------------------------------------------------------------
     9,300        Svenska Handelsbanken, Stockholm                                  362,025
                  ------------------------------------------------------------  -----------
                    Total                                                           494,681
                  ------------------------------------------------------------  -----------
                  ELECTRICAL & ELECTRONICS--1.2%
                  ------------------------------------------------------------
    27,500        ABB AB, Class A                                                   306,832
                  ------------------------------------------------------------  -----------
                  HEALTH & PERSONAL CARE--1.3%
                  ------------------------------------------------------------
    20,300        Astra AB, Class B                                                 329,680
                  ------------------------------------------------------------  -----------
                    TOTAL SWEDEN                                                  1,770,111
                  ------------------------------------------------------------  -----------
SWITZERLAND--5.2%
------------------------------------------------------------------------------
                  BANKING--0.8%
                  ------------------------------------------------------------
     1,140        Credit Suisse Group                                               200,409
                  ------------------------------------------------------------  -----------
                  BUSINESS & PUBLIC SERVICES--0.6%
                  ------------------------------------------------------------
       143        SGS Societe Generale de Surveillance Holding SA                   159,660
                  ------------------------------------------------------------  -----------
                  FOOD & HOUSEHOLD PRODUCTS--1.0%
                  ------------------------------------------------------------
       132        Nestle SA                                                         245,509
                  ------------------------------------------------------------  -----------
                  INSURANCE--2.2%
                  ------------------------------------------------------------
       950   (b)  Zurich Versicherungsgesellschaft                                  570,527
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------
SWITZERLAND--CONTINUED
------------------------------------------------------------------------------
                  RETAIL--0.6%
                  ------------------------------------------------------------
       291        Societe Suisse pour la Microelectronique et l'Horlogerie      $   164,469
                  ------------------------------------------------------------  -----------
                    TOTAL SWITZERLAND                                             1,340,574
                  ------------------------------------------------------------  -----------
UNITED KINGDOM--19.2%
------------------------------------------------------------------------------
                  AEROSPACE & MILITARY TECHNOLOGY--2.3%
                  ------------------------------------------------------------
    90,800        British Aerospace PLC                                             595,133
                  ------------------------------------------------------------  -----------
                  AUTOMOBILE--1.2%
                  ------------------------------------------------------------
    84,700        LucasVarity PLC                                                   301,003
                  ------------------------------------------------------------  -----------
                  BANKING--1.8%
                  ------------------------------------------------------------
    26,600        National Westminster Bank, PLC, London                            469,528
                  ------------------------------------------------------------  -----------
                  BEVERAGES--1.4%
                  ------------------------------------------------------------
    35,868        Diageo PLC                                                        363,759
                  ------------------------------------------------------------  -----------
                  BROADCASTING & PUBLISHING--0.4%
                  ------------------------------------------------------------
    36,800        Mirror Group PLC                                                  108,879
                  ------------------------------------------------------------  -----------
                  CHEMICALS--0.9%
                  ------------------------------------------------------------
    22,200        Imperial Chemical Industries, PLC                                 243,006
                  ------------------------------------------------------------  -----------
                  ENERGY SOURCES--1.7%
                  ------------------------------------------------------------
    34,200        British Petroleum Co. PLC                                         431,977
                  ------------------------------------------------------------  -----------
                  FOOD & HOUSEHOLD PRODUCTS--3.7%
                  ------------------------------------------------------------
    17,300        Cadbury Schweppes PLC                                             253,750
                  ------------------------------------------------------------
    34,000        Prudential Corp. PLC                                              482,171
                  ------------------------------------------------------------
    23,400        Unilever PLC                                                      218,486
                  ------------------------------------------------------------  -----------
                    Total                                                           954,407
                  ------------------------------------------------------------  -----------
                  INSURANCE--1.0%
                  ------------------------------------------------------------
    32,200        Royal & Sun Alliance Insurance Group PLC                          270,964
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                                                           VALUE
----------        ------------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
------------------------------------------------------------------------------
                  LEISURE & TOURISM--1.3%
                  ------------------------------------------------------------
    25,500        Granada Group PLC                                             $   338,973
                  ------------------------------------------------------------  -----------
                  MACHINERY & ENGINEERING--0.7%
                  ------------------------------------------------------------
    49,500        Siebe PLC                                                         174,251
                  ------------------------------------------------------------  -----------
                  RECREATION, OTHER CONSUMER GOODS--0.6%
                  ------------------------------------------------------------
    21,400        EMI Group PLC                                                     149,769
                  ------------------------------------------------------------  -----------
                  TOBACCO--1.4%
                  ------------------------------------------------------------
    36,600        B.A.T. Industries PLC                                             360,140
                  ------------------------------------------------------------  -----------
                  UTILITIES--ELECTRICAL & GAS--0.8%
                  ------------------------------------------------------------
    26,100        National Power Co. PLC                                            217,007
                  ------------------------------------------------------------  -----------
                    TOTAL UNITED KINGDOM                                          4,978,796
                  ------------------------------------------------------------  -----------
UNITED STATES--0.0%
------------------------------------------------------------------------------
                  APPLIANCES & HOUSEHOLD DURABLES--0.0%
                  ------------------------------------------------------------
     1,776        Samsung Electronics Co., Rights                                     9,189
                  ------------------------------------------------------------  -----------
VENEZUELA--0.6%
------------------------------------------------------------------------------
                  TELECOMMUNICATIONS--0.6%
                  ------------------------------------------------------------
    14,200        Compania Anonima Nacional Telefonos de Venezuela, Class D,
                  ADR                                                               149,100
                  ------------------------------------------------------------  -----------
                    TOTAL COMMON STOCKS (IDENTIFIED COST $26,866,354)            24,488,140
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES OR
PRINCIPAL
  AMOUNT                                                                           VALUE
----------        ------------------------------------------------------------  -----------
PREFERRED STOCKS--1.1%
------------------------------------------------------------------------------
BRAZIL--1.1%
------------------------------------------------------------------------------
                  BEVERAGE & TOBACCO--1.1%
                  ------------------------------------------------------------
   637,000        Cia Cervejaria Brahma, Preference (IDENTIFIED COST $419,644)  $   299,841
                  ------------------------------------------------------------  -----------
(a) REPURCHASE AGREEMENT--7.2%
------------------------------------------------------------------------------
$1,854,000        State Street Corp., 5.72%, dated 8/31/1998, due 9/1/1998 (AT
                  AMORTIZED COST)                                                 1,854,000
                  ------------------------------------------------------------  -----------
                    TOTAL INVESTMENTS (IDENTIFIED COST $29,139,998)             $26,641,981
                  ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG LIMITED TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  -----------
CORPORATE BONDS--27.2%
-------------------------------------------------------------------------------
                   CHEMICALS--3.4%
                   ------------------------------------------------------------
$ 1,000,000        Du Pont (E.I.) de Nemours & Co., 6.500%, 9/1/2002             $ 1,027,790
                   ------------------------------------------------------------  -----------
                   FINANCE--7.7%
                   ------------------------------------------------------------
  1,000,000        General Electric Capital Corp., 5.920%, 4/3/2001                1,013,900
                   ------------------------------------------------------------
    750,000        IBM Credit Corp., 5.760%, 5/15/2001                               755,535
                   ------------------------------------------------------------
    500,000        International Lease Finance Corp., 6.000%, 6/15/2003              508,510
                   ------------------------------------------------------------  -----------
                     Total                                                         2,277,945
                   ------------------------------------------------------------  -----------
                   HEALTHCARE--4.2%
                   ------------------------------------------------------------
  1,250,000        Upjohn Co., 5.875%, 4/15/2000                                   1,258,188
                   ------------------------------------------------------------  -----------
                   PHARMACEUTICALS--3.5%
                   ------------------------------------------------------------
  1,000,000        American Home Products Corp., 7.700%, 2/15/2000                 1,028,540
                   ------------------------------------------------------------  -----------
                   UTILITIES--8.4%
                   ------------------------------------------------------------
  1,500,000        Northern States Power Co., 5.500%, 2/1/1999                     1,502,235
                   ------------------------------------------------------------
  1,000,000        Southern California Edison Co., 5.600%, 12/15/1998              1,001,430
                   ------------------------------------------------------------  -----------
                     Total                                                         2,503,665
                   ------------------------------------------------------------  -----------
                     TOTAL CORPORATE BONDS (IDENTIFIED COST $7,952,242)            8,096,128
                   ------------------------------------------------------------  -----------
GOVERNMENT AGENCIES--13.6%
-------------------------------------------------------------------------------
                   FEDERAL FARM CREDIT BANK--3.4%
                   ------------------------------------------------------------
  1,000,000        5.48%, 3/1/1999                                                   999,690
                   ------------------------------------------------------------  -----------
                   FEDERAL HOME LOAN BANK--3.4%
                   ------------------------------------------------------------
  1,000,000        6.275%, 8/13/2001                                               1,009,420
                   ------------------------------------------------------------  -----------
                   FEDERAL HOME LOAN MORTGAGE CORPORATION--3.4%
                   ------------------------------------------------------------
  1,000,000        6.790%, 5/24/2001                                               1,010,840
                   ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG LIMITED TERM GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  -----------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.4%
                   ------------------------------------------------------------
$ 1,000,000        6.050%, 10/20/2000                                            $ 1,007,815
                   ------------------------------------------------------------  -----------
                     TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $3,994,063)        4,027,765
                   ------------------------------------------------------------  -----------
U.S. TREASURY NOTES--48.9%
-------------------------------------------------------------------------------
  4,000,000        6.625%, 7/31/2001                                               4,175,440
                   ------------------------------------------------------------
  4,000,000        7.125%, 10/15/1998                                              4,011,000
                   ------------------------------------------------------------
  2,000,000        7.500%, 10/31/1999                                              2,052,680
                   ------------------------------------------------------------
  4,000,000        7.500%, 11/15/2001                                              4,292,800
                   ------------------------------------------------------------  -----------
                     TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $14,202,968)      14,531,920
                   ------------------------------------------------------------  -----------
(a)REPURCHASE AGREEMENT--12.3%
-------------------------------------------------------------------------------
  3,656,200        Cantor Fitzgerald Securities, 5.820%, dated 8/31/1998, due
                   9/1/1998 (AT AMORTIZED COST)                                    3,656,200
                   ------------------------------------------------------------  -----------
                     TOTAL INVESTMENTS (IDENTIFIED COST $29,805,473)             $30,312,013
                   ------------------------------------------------------------  -----------

(See Notes to Portfolios of Investments)

DG GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
CORPORATE BONDS--11.0%
-------------------------------------------------------------------------------
                   AUTOMOBILE--0.8%
                   ------------------------------------------------------------
$ 2,000,000        General Motors Corp., 6.250%, 5/1/2005                        $  2,024,700
                   ------------------------------------------------------------  ------------
                   BANKING--0.4%
                   ------------------------------------------------------------
  1,000,000        NationsBank Corp., 5.375%, 4/15/2000                               996,320
                   ------------------------------------------------------------  ------------
                   BROKERAGE--0.9%
                   ------------------------------------------------------------
  2,500,000        Merrill Lynch & Co., Inc., 6.000%, 7/15/2005                     2,486,975
                   ------------------------------------------------------------  ------------
                   CONSUMER NON-DURABLES--0.7%
                   ------------------------------------------------------------
    889,000        Anheuser-Busch Cos., Inc., 6.900%, 10/1/2002                       903,073
                   ------------------------------------------------------------
  1,000,000        Heinz (H.J.) Co., 6.750%, 10/15/1999                             1,013,660
                   ------------------------------------------------------------  ------------
                     Total                                                          1,916,733
                   ------------------------------------------------------------  ------------
                   FINANCIAL SERVICES--3.3%
                   ------------------------------------------------------------
  2,000,000        General Electric Capital Corp., 5.920%, 4/3/2001                 2,027,800
                   ------------------------------------------------------------
  2,500,000        International Lease Finance Corp., 6.000%, 6/15/2003             2,542,550
                   ------------------------------------------------------------
  2,000,000        Private Export Funding Corp., 6.310%, 9/30/2004                  2,093,964
                   ------------------------------------------------------------
  2,000,000        Private Export Funding Corp., 6.490%, 7/15/2007                  2,126,638
                   ------------------------------------------------------------  ------------
                     Total                                                          8,790,952
                   ------------------------------------------------------------  ------------
                   HEALTHCARE--0.4%
                   ------------------------------------------------------------
  1,000,000        Upjohn Co., 5.875%, 4/15/2000                                    1,006,550
                   ------------------------------------------------------------  ------------
                   INSURANCE--0.9%
                   ------------------------------------------------------------
  2,250,000        Chubb Corp., 6.150%, 8/15/2005                                   2,281,905
                   ------------------------------------------------------------  ------------
                   PHARMACEUTICALS--0.5%
                   ------------------------------------------------------------
  1,400,000        American Home Products Corp., 7.700%, 2/15/2000                  1,439,956
                   ------------------------------------------------------------  ------------
                   RAW MATERIALS--0.5%
                   ------------------------------------------------------------
    889,000        Du Pont (E.I.) de Nemours & Co., 6.750%, 10/15/2002                922,266
                   ------------------------------------------------------------
    437,000        Du Pont (E.I.) de Nemours & Co., 9.150%, 4/15/2000                 459,973
                   ------------------------------------------------------------  ------------
                     Total                                                          1,382,239
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
CORPORATE BONDS--CONTINUED
-------------------------------------------------------------------------------
                   TECHNOLOGY SERVICES--0.2%
                   ------------------------------------------------------------
$   437,000        Texas Instruments, Inc., 9.250%, 6/15/2003                    $    498,774
                   ------------------------------------------------------------  ------------
                   UTILITIES--2.4%
                   ------------------------------------------------------------
  1,000,000        Alabama Power Co., 6.750%, 2/1/2003                              1,031,350
                   ------------------------------------------------------------
  2,000,000        GTE South, Inc., 6.125%, 6/15/2007                               2,006,980
                   ------------------------------------------------------------
  1,500,000        Northern States Power Co., 5.500%, 2/1/1999                      1,502,235
                   ------------------------------------------------------------
  1,000,000        Pacific Gas & Electric Co., 6.250%, 3/1/2004                     1,028,980
                   ------------------------------------------------------------
  1,000,000        Southern California Edison Co., 5.625%, 10/1/2002                1,004,690
                   ------------------------------------------------------------  ------------
                     Total                                                          6,574,235
                   ------------------------------------------------------------  ------------
                     TOTAL CORPORATE BONDS (IDENTIFIED COST $28,731,447)           29,399,339
                   ------------------------------------------------------------  ------------
GOVERNMENT AGENCIES--19.6%
-------------------------------------------------------------------------------
                   FEDERAL FARM CREDIT BANK--7.1%
                   ------------------------------------------------------------
  4,000,000        5.430%, 9/1/1998                                                 4,001,240
                   ------------------------------------------------------------
  4,000,000        5.48%, 3/1/1999                                                  3,998,760
                   ------------------------------------------------------------
  4,000,000        5.540%, 1/4/1999                                                 4,000,360
                   ------------------------------------------------------------
  7,000,000        5.700%, 9/3/2008                                                 6,995,590
                   ------------------------------------------------------------  ------------
                     Total                                                         18,995,950
                   ------------------------------------------------------------  ------------
                   FEDERAL HOME LOAN BANK--5.6%
                   ------------------------------------------------------------
  3,000,000        5.790%, 2/18/2000                                                3,004,770
                   ------------------------------------------------------------
 10,000,000        5.800%, 9/2/2008                                                10,080,900
                   ------------------------------------------------------------
  2,000,000        6.275%, 8/13/2001                                                2,018,840
                   ------------------------------------------------------------  ------------
                     Total                                                         15,104,510
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
GOVERNMENT AGENCIES--CONTINUED
-------------------------------------------------------------------------------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.8%
                   ------------------------------------------------------------
$ 7,000,000        6.000%, 5/15/2008                                             $  7,215,250
                   ------------------------------------------------------------
  5,000,000        6.460%, 5/9/2005                                                 5,148,400
                   ------------------------------------------------------------
  1,000,000        6.820%, 12/13/2006                                               1,018,240
                   ------------------------------------------------------------
  2,000,000        6.940%, 9/5/2007                                                 2,105,680
                   ------------------------------------------------------------  ------------
                     Total                                                         15,487,570
                   ------------------------------------------------------------  ------------
                   STUDENT LOAN MARKETING ASSOCIATION--1.1%
                   ------------------------------------------------------------
  3,000,000        5.810%, 1/27/2000                                                3,004,410
                   ------------------------------------------------------------  ------------
                     TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $52,289,089)       52,592,440
                   ------------------------------------------------------------  ------------
U.S. TREASURY OBLIGATIONS--68.5%
-------------------------------------------------------------------------------
                   U.S. TREASURY BONDS--26.9%
                   ------------------------------------------------------------
 10,000,000        6.750%, 8/15/2026                                               11,879,900
                   ------------------------------------------------------------
 10,000,000        6.875%, 8/15/2025                                               12,008,600
                   ------------------------------------------------------------
  9,000,000        7.125%, 2/15/2023                                               11,010,240
                   ------------------------------------------------------------
  7,000,000        7.250%, 8/15/2022                                                8,666,350
                   ------------------------------------------------------------
  7,000,000        7.500%, 11/15/2016                                               8,661,030
                   ------------------------------------------------------------
 10,000,000        7.500%, 5/15/2002                                               10,821,900
                   ------------------------------------------------------------
  7,000,000        7.625%, 11/15/2022                                               9,019,150
                   ------------------------------------------------------------  ------------
                     Total                                                         72,067,170
                   ------------------------------------------------------------  ------------
                   U.S. TREASURY NOTES--41.6%
                   ------------------------------------------------------------
  8,000,000        5.750%, 10/31/2000                                               8,127,120
                   ------------------------------------------------------------
 10,000,000        5.750%, 8/15/2003                                               10,306,200
                   ------------------------------------------------------------
 10,000,000        6.125%, 7/31/2000                                               10,211,700
                   ------------------------------------------------------------
  9,000,000        6.500%, 8/15/2005                                                9,776,250
                   ------------------------------------------------------------
 15,000,000        7.000%, 7/15/2006                                               16,802,100
                   ------------------------------------------------------------
  9,000,000        7.125%, 10/15/1998                                               9,024,750
                   ------------------------------------------------------------
 10,000,000        7.500%, 10/31/1999                                              10,263,400
                   ------------------------------------------------------------
 10,000,000        7.750%, 1/31/2000                                               10,360,100
                   ------------------------------------------------------------

(See Notes to Portfolios of Investments)

DG GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
U.S. TREASURY OBLIGATIONS--CONTINUED
-------------------------------------------------------------------------------
                   U.S. TREASURY NOTES--CONTINUED
                   ------------------------------------------------------------
$ 9,000,000        7.750%, 2/15/2001                                             $  9,562,500
                   ------------------------------------------------------------
  7,000,000        7.875%, 8/15/2001                                                7,543,970
                   ------------------------------------------------------------
  9,000,000        8.000%, 5/15/2001                                                9,684,720
                   ------------------------------------------------------------  ------------
                     Total                                                        111,662,810
                   ------------------------------------------------------------  ------------
                     TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST
                     $170,126,558)                                                183,729,980
                   ------------------------------------------------------------  ------------
(a)REPURCHASE AGREEMENT--10.5%
-------------------------------------------------------------------------------
 28,248,700        Cantor Fitzgerald Securities, 5.820%, dated 8/31/1998, due
                   9/1/1998 (AT AMORTIZED COST)                                    28,248,700
                   ------------------------------------------------------------  ------------
                     TOTAL INVESTMENTS (IDENTIFIED COST $279,395,794)            $293,970,459
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                CREDIT
  AMOUNT                                                                RATING(C)     VALUE
----------   ---------------------------------------------------------  ---------  -----------
LONG-TERM MUNICIPAL SECURITIES--97.5%
----------------------------------------------------------------------
             ALABAMA--3.0%
             ---------------------------------------------------------
$  500,000   Huntsville, AL, GO LT Warrants (Series A), 6.00%
             (Original Issue Yield: 6.325%), 11/1/2012                     AA      $   541,750
             ---------------------------------------------------------
 1,000,000   Jefferson County, AL, Sewer Revenue Bonds, 6.00%
             (Original Issue Yield: 6.30%), 9/1/2013                       NR        1,100,510
             ---------------------------------------------------------             -----------
               Total                                                                 1,642,260
             ---------------------------------------------------------             -----------
             ARIZONA--1.9%
             ---------------------------------------------------------
 1,000,000   Phoenix, AZ, GO UT Refunding Bonds (Series C), 4.90%
             (Original Issue Yield: 5.00%), 7/1/2008                       AA+       1,043,270
             ---------------------------------------------------------             -----------
             CALIFORNIA--2.0%
             ---------------------------------------------------------
 1,000,000   California State, GO UT Public Improvement Bonds, 5.75%,
             5/1/2007                                                      A+        1,091,590
             ---------------------------------------------------------             -----------
             CONNECTICUT--2.0%
             ---------------------------------------------------------
 1,000,000   Connecticut State, GO UT Public Improvement Bonds (Series
             C), 5.80%, 8/15/2008                                          NR        1,091,600
             ---------------------------------------------------------             -----------
             FLORIDA--7.6%
             ---------------------------------------------------------
 1,000,000   Broward County, FL School District, GO UT Refunding
             Bonds, 5.60% (Original Issue Yield: 5.80%), 2/15/2007         AA-       1,074,430
             ---------------------------------------------------------
 1,000,000   Florida State Board of Education Administration, GO UT Refunding
             Bonds (Series D), 5.00% (Original Issue Yield:
             5.15%), 6/1/2015                                              AA+       1,004,710
             ---------------------------------------------------------
 1,000,000   Jacksonville, FL Electric Authority, Refunding Revenue
             Bonds (Issue 2-Series 8), 5.50% (St. John's
             River)/(Original Issue Yield: 5.582%), 10/1/2013              AA        1,040,110
             ---------------------------------------------------------
 1,000,000   St. Petersburg, FL Public Utility, Water & Sewer Revenue
             Bonds, 5.50%, 10/1/2009                                       AA-       1,069,630
             ---------------------------------------------------------             -----------
               Total                                                                 4,188,880
             ---------------------------------------------------------             -----------

(See Notes to Portfolios of Investments)

DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                CREDIT
  AMOUNT                                                                RATING(C)     VALUE
----------   ---------------------------------------------------------  ---------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
----------------------------------------------------------------------
             GEORGIA--1.8%
             ---------------------------------------------------------
$1,000,000   Fulton County, GA, GO UT Refunding Bonds, 4.60%, 1/1/2001     AA      $ 1,020,590
             ---------------------------------------------------------             -----------
             HAWAII--3.0%
             ---------------------------------------------------------
   500,000   Hawaii State, GO UT Bonds (Series CB), 5.75% (Original
             Issue Yield: 5.95%), 1/1/2008                                 A+          551,580
             ---------------------------------------------------------
 1,000,000   Honolulu, HI City & County, GO UT Improvement Refunding
             Bonds (Series B), 5.50% (Original Issue Yield: 5.70%),
             10/1/2011                                                     AA        1,090,270
             ---------------------------------------------------------             -----------
               Total                                                                 1,641,850
             ---------------------------------------------------------             -----------
             ILLINOIS--2.9%
             ---------------------------------------------------------
 1,000,000   Illinois State, GO UT Bonds, 5.60% (Original Issue Yield:
             5.65%), 4/1/2008                                              AA        1,078,360
             ---------------------------------------------------------
   500,000   Illinois State, GO UT Refunding Bonds, 5.875% (Original
             Issue Yield: 6.05%), 6/1/2011                                 AA          539,200
             ---------------------------------------------------------             -----------
               Total                                                                 1,617,560
             ---------------------------------------------------------             -----------
             INDIANA--1.0%
             ---------------------------------------------------------
   500,000   Indianapolis, IN, Local Public Improvement Revenue Bonds,
             6.00% (Original Issue Yield: 6.40%), 7/1/2010                 AA-         542,445
             ---------------------------------------------------------             -----------
             LOUISIANA--1.0%
             ---------------------------------------------------------
   500,000   Louisiana PFA, Hospital Refunding Revenue Bonds (Series
             C), 6.05% (Our Lady of Lake Regional)/(MBIA
             INS)/(Original Issue Yield: 6.15%), 12/1/2008                 AAA         543,305
             ---------------------------------------------------------             -----------
             MARYLAND--1.9%
             ---------------------------------------------------------
 1,000,000   Maryland State, GO UT Bonds (Series BB), 5.50%, 6/1/2009      AAA       1,079,070
             ---------------------------------------------------------             -----------
             MASSACHUSETTS--4.6%
             ---------------------------------------------------------
   450,000   Commonwealth of Massachusetts, GO UT Bonds (Series A),
             6.00% (FSA INS)/(Original Issue Yield: 7.618%), 6/1/2011      AAA         476,496
             ---------------------------------------------------------
 1,000,000   Commonwealth of Massachusetts, GO UT Refunding Revenue
             Bonds (Series A), 6.25%, 7/1/2003                             NR        1,101,850
             ---------------------------------------------------------

(See Notes to Portfolios of Investments)

DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                CREDIT
  AMOUNT                                                                RATING(C)     VALUE
----------   ---------------------------------------------------------  ---------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
----------------------------------------------------------------------
             MASSACHUSETTS--CONTINUED
             ---------------------------------------------------------
$1,000,000   Massachusetts Bay Transit Authority, Refunding Revenue
             Bonds, 4.75% (General Transportation Systems)/ (MBIA
             INS)/(Original Issue Yield: 5.05%), 3/1/2017                  AAA     $   978,910
             ---------------------------------------------------------             -----------
               Total                                                                 2,557,256
             ---------------------------------------------------------             -----------
             MINNESOTA--1.9%
             ---------------------------------------------------------
 1,000,000   Minnesota State, GO UT, 5.00% (Original Issue Yield:
             5.15%), 11/1/2008                                             AAA       1,056,540
             ---------------------------------------------------------             -----------
             MISSISSIPPI--16.2%
             ---------------------------------------------------------
 1,000,000   Harrison County, MS School District, Revenue Bonds, 4.90%
             (FSA INS), 8/1/2013                                           AAA       1,011,630
             ---------------------------------------------------------
 1,000,000   Hinds County, MS, GO UT Refunding Bonds, 5.50% (MBIA
             INS)/(Original Issue Yield: 5.75%), 3/1/2008                  AAA       1,092,780
             ---------------------------------------------------------
 1,125,000   Jackson, MS, GO UT Refunding Bonds (Series A), 5.85%
             (MBIA INS), 5/1/2006                                          AAA       1,187,989
             ---------------------------------------------------------
   500,000   Lincoln County, MS Hospital Revenue, Health, Hospital,
             Nursinghome Improvements (Series B), 5.50% (King's
             Daughters Hospital)/(Asset Guaranty LOC)/(Original Issue
             Yield: 5.60%), 4/1/2018                                       AAA         518,415
             ---------------------------------------------------------
 1,000,000   Madison County, MS School District, GO UT Refunding
             Bonds, 5.10% (AMBAC INS)/(Original Issue Yield: 5.10%),
             6/1/2008                                                      AAA       1,039,530
             ---------------------------------------------------------
   955,000   Medical Center EDL Building Corp., MS, Refunding Revenue
             Bonds, 4.60% (University of Mississippi Medical Center)/
             (AMBAC INS), 8/1/2010                                         AAA         959,727
             ---------------------------------------------------------
 1,000,000   Mississippi Hospital Equipment & Facilities Authority,
             Refunding Revenue Bonds, 5.50% (North Mississippi Health
             Services-1)/(AMBAC INS)/(Original Issue Yield: 5.93%),
             5/15/2009                                                     AAA       1,060,530
             ---------------------------------------------------------

(See Notes to Portfolios of Investments)

DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                CREDIT
  AMOUNT                                                                RATING(C)     VALUE
----------   ---------------------------------------------------------  ---------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
----------------------------------------------------------------------
             MISSISSIPPI--CONTINUED
             ---------------------------------------------------------
$1,000,000   Mississippi State, GO UT Bonds, 5.125% (Original Issue
             Yield: 5.30%), 12/1/2011                                      AA      $ 1,041,630
             ---------------------------------------------------------
 1,000,000   Tupelo, MS Public School District, GO UT Refunding Bonds,
             5.00% (AMBAC INS)/(Original Issue Yield: 5.10%),
             12/1/2007                                                     AAA       1,037,070
             ---------------------------------------------------------             -----------
               Total                                                                 8,949,301
             ---------------------------------------------------------             -----------
             MISSOURI--1.8%
             ---------------------------------------------------------
 1,000,000   Missouri State, Water Pollution Control Refunding Bonds
             (Series B), 5.00% (Original Issue Yield: 5.60%), 8/1/2010     AAA       1,024,770
             ---------------------------------------------------------             -----------
             MONTANA--1.8%
             ---------------------------------------------------------
 1,000,000   Montana State, GO UT Bonds (Series A), 4.875% (Long Range
             Building Program)/(Original Issue Yield: 4.95%), 8/1/2009     AA-       1,028,700
             ---------------------------------------------------------             -----------
             NEVADA--2.8%
             ---------------------------------------------------------
   500,000   Las Vegas Valley, NV Water District, GO LT Refunding Revenue Bonds,
             5.75% (MBIA INS)/(Original Issue Yield:
             5.90%), 9/1/2008                                              AAA         535,195
             ---------------------------------------------------------
 1,000,000   Nevada State, (Project R-5) GO LT Bonds (Series A), 4.90%
             (Original Issue Yield: 5.00%), 11/1/2007                      AA        1,038,090
             ---------------------------------------------------------             -----------
               Total                                                                 1,573,285
             ---------------------------------------------------------             -----------
             NEW JERSEY--1.0%
             ---------------------------------------------------------
   500,000   New Jersey State, GO UT Refunding Bonds (Series D), 5.90%
             (Original Issue Yield: 6.05%), 2/15/2008                      AA+         543,215
             ---------------------------------------------------------             -----------
             NORTH CAROLINA--2.8%
             ---------------------------------------------------------
 1,000,000   North Carolina State, GO UT Bonds, 5.10%, 3/1/2003            AAA       1,054,370
             ---------------------------------------------------------
   500,000   Wake County, NC, General Obligation Unlimited, 4.90%,
             3/1/2005                                                      AAA         527,145
             ---------------------------------------------------------             -----------
               Total                                                                 1,581,515
             ---------------------------------------------------------             -----------

(See Notes to Portfolios of Investments)

DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                CREDIT
  AMOUNT                                                                RATING(C)     VALUE
----------   ---------------------------------------------------------  ---------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
----------------------------------------------------------------------
             NORTH DAKOTA--1.0%
             ---------------------------------------------------------
$  500,000   North Dakota State Building Authority, Lease Revenue
             Bonds (Series A), 6.00% (AMBAC INS)/(Original Issue
             Yield: 6.05%), 6/1/2010                                       AAA     $   542,685
             ---------------------------------------------------------             -----------
             OKLAHOMA--0.9%
             ---------------------------------------------------------
   500,000   Oklahoma State Industrial Authority, Refunding Revenue
             Bonds, 5.00% (Original Issue Yield: 5.73%), 6/1/2013          AA+         504,095
             ---------------------------------------------------------             -----------
             OREGON--1.9%
             ---------------------------------------------------------
 1,000,000   Portland, OR, GO UT Refunding Revenue Bonds, 4.90%
             (Original Issue Yield: 5.00%), 10/1/2007                      NR        1,032,450
             ---------------------------------------------------------             -----------
             RHODE ISLAND--1.0%
             ---------------------------------------------------------
   500,000   Providence, RI, GO UT Bonds, 5.90% (MBIA INS)/(Original
             Issue Yield: 6.05%), 1/15/2009                                AAA         537,100
             ---------------------------------------------------------             -----------
             TENNESSEE--5.5%
             ---------------------------------------------------------
 1,000,000   Chattanooga, TN, GO UT, 5.00% (FGIC INS)/(Original Issue
             Yield: 5.15%), 9/1/2015                                       AAA       1,011,380
             ---------------------------------------------------------
 1,000,000   Memphis, TN, GO UT Refunding Bonds, 4.90% (Original Issue
             Yield: 5.05%), 8/1/2006                                       AA        1,035,150
             ---------------------------------------------------------
 1,000,000   Shelby County, TN, GO UT, 5.00% (Original Issue Yield:
             5.05%), 3/1/2018                                              AA+       1,001,870
             ---------------------------------------------------------             -----------
               Total                                                                 3,048,400
             ---------------------------------------------------------             -----------
             TEXAS--8.6%
             ---------------------------------------------------------
   500,000   Corpus Christi, TX, GO UT Refunding Bonds, 6.00% (FGIC
             INS)/(Original Issue Yield: 6.15%), 3/1/2010                  AAA         536,765
             ---------------------------------------------------------
   500,000   El Paso, TX Independent School District, GO UT Refunding Bonds
             (Series A), 5.75% (PSFG INS)/(Original Issue Yield:
             6.15%), 7/1/2007                                              AAA         527,055
             ---------------------------------------------------------
   500,000   Harris County, TX Flood Control District, GO LT Bonds
             (Series B), 6.20% (Original Issue Yield: 6.25%),
             10/1/2002 (@100)                                              AA          543,690
             ---------------------------------------------------------

(See Notes to Portfolios of Investments)

DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                CREDIT
  AMOUNT                                                                RATING(C)     VALUE
----------   ---------------------------------------------------------  ---------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
----------------------------------------------------------------------
             TEXAS--CONTINUED
             ---------------------------------------------------------
$1,000,000   Houston, TX Independent School District, GO UT Refunding
             Bonds, 5.50% (PSFG INS)/(Original Issue Yield: 5.55%),
             8/15/2008                                                     AAA     $ 1,052,800
             ---------------------------------------------------------
   500,000   Texas State Public Finance Authority, GO UT Refunding
             Bonds (Series A), 5.90% (Original Issue Yield: 6.00%),
             10/1/2011                                                     AA          551,905
             ---------------------------------------------------------
 1,000,000   Texas State, GO UT Water Development Bonds, 5.20%
             (Original Issue Yield: 5.25%), 8/1/2010                       AA        1,049,340
             ---------------------------------------------------------
   500,000   Travis County, TX Health Facilities, Revenue Bonds, 5.00%
             (Daughters of Charity)/(Original Issue Yield: 5.25%),
             11/1/2012                                                     AA+         509,335
             ---------------------------------------------------------             -----------
               Total                                                                 4,770,890
             ---------------------------------------------------------             -----------
             UTAH--1.0%
             ---------------------------------------------------------
   500,000   Utah State Building Ownership Authority Lease Revenue,
             (Series C) Refunding Revenue Bonds, 5.50% (FSA LOC),
             5/15/2013                                                     AAA         545,150
             ---------------------------------------------------------             -----------
             VIRGINIA--4.7%
             ---------------------------------------------------------
 1,000,000   Fairfax County, VA, GO UT Bonds (Series A), 5.50%
             (Original Issue Yield: 5.70%), 6/1/2008                       AAA       1,062,970
             ---------------------------------------------------------
   500,000   Newport News, VA, GO UT Refunding Bonds, 5.00% (Original
             Issue Yield: 5.05%), 3/1/2013                                 AA          514,330
             ---------------------------------------------------------
   500,000   Virginia Commonwealth Transportation Board, Refunding
             Revenue Bonds, 5.125% (Northern Virginia Transportation
             District)/(Original Issue Yield: 5.25%), 5/15/2017            AA          507,915
             ---------------------------------------------------------
   500,000   Virginia State Transportation Board, Refunding Revenue
             Bonds, 6.00% (Original Issue Yield: 6.45%), 4/1/2010          AA          539,815
             ---------------------------------------------------------             -----------
               Total                                                                 2,625,030
             ---------------------------------------------------------             -----------

(See Notes to Portfolios of Investments)

DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                 CREDIT
OR SHARES                                                               RATING(C)     VALUE
----------                                                              ---------  -----------
LONG-TERM MUNICIPAL SECURITIES--CONTINUED
----------------------------------------------------------------------
             WASHINGTON--8.1%
             ---------------------------------------------------------
$1,000,000   King County, WA Library System, UT GO Bonds, 6.15%,
             12/1/2010                                                     AA-     $ 1,115,500
             ---------------------------------------------------------
   145,000   King County, WA, GO LT Refunding Bonds (Series A), 6.00%
             (Original Issue Yield: 6.10%), 12/1/2010                      AA+         159,298
             ---------------------------------------------------------
   355,000   King County, WA, GO LT Refunding Bonds (Series A), 6.00%
             (Original Issue Yield: 6.10%), 12/1/2010                      AA+         386,719
             ---------------------------------------------------------
   500,000   Port of Seattle, WA, Revenue Bonds, 6.25% (Original Issue
             Yield: 6.566%), 11/1/2010                                     AA-         553,980
             ---------------------------------------------------------
   650,000   Tacoma, WA Electric System, Refunding Revenue Bonds,
             6.25% (AMBAC INS)/(Original Issue Yield: 6.60%), 1/1/2011     AAA         704,542
             ---------------------------------------------------------
   500,000   Washington State, GO LT Refunding Revenue Bonds (Series
             R92-B), 6.25% (Original Issue Yield: 6.80%), 9/1/2009         AA+         532,380
             ---------------------------------------------------------
 1,000,000   Washington State, GO UT Refunding Bonds (Series R-96B),
             5.00% (Original Issue Yield: 5.45%), 7/1/2010                 AA+       1,033,310
             ---------------------------------------------------------             -----------
               Total                                                                 4,485,729
             ---------------------------------------------------------             -----------
             WISCONSIN--3.8%
             ---------------------------------------------------------
   500,000   Green Bay, WI Area Public School District, GO UT Bonds
             (Series F), 6.00% (Original Issue Yield: 6.10%), 4/1/2010     NR          527,120
             ---------------------------------------------------------
   500,000   Wisconsin State, GO UT Bonds (Series A), 6.30% (Original
             Issue Yield: 6.60%), 5/1/2012                                 AA          541,755
             ---------------------------------------------------------
 1,000,000   Wisconsin State, GO UT Bonds (Series C), 5.25% (Original
             Issue Yield: 5.45%), 5/1/2011                                 AA        1,047,121
             ---------------------------------------------------------             -----------
               Total                                                                 2,115,996
             ---------------------------------------------------------             -----------
               TOTAL LONG-TERM MUNICIPAL SECURITIES
               (IDENTIFIED COST $50,912,954)                                        54,024,527
             ---------------------------------------------------------             -----------
MUTUAL FUND SHARES--2.1%
----------------------------------------------------------------------
 1,161,209   Dreyfus Tax Exempt Cash Management (AT NET ASSET VALUE)                 1,161,209
             ---------------------------------------------------------             -----------
               TOTAL INVESTMENTS (IDENTIFIED COST $52,074,163)                     $55,185,736
             ---------------------------------------------------------             -----------

(See Notes to Portfolios of Investments)

NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Non-income producing security.

(c) Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current ratings are unaudited.

(d) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At August 31, 1998, these securities amounted to $621,012 which represents 2.4% of net assets.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt AMBAC -- American Municipal Bond Assurance
Corporation CGIC -- Capital Guaranty Insurance Corporation FGIC -- Financial
Guaranty Insurance Company FSA -- Financial Security Assurance GDR -- Global
Depository Receipt GO -- General Obligation INS -- Insured LOC -- Letter of
Credit LT -- Limited Tax LTD -- Limited MBIA -- Municipal Bond Investors
Assurance PCR -- Pollution Control Revenue PFA -- Public Facility Authority PLC
-- Public Limited Company PRF -- Prerefunded PSFG -- Permanent School Fund
Guarantee UT -- Unlimited Tax

                               COST OF            NET
                           INVESTMENTS FOR     UNREALIZED        GROSS          GROSS
                             FEDERAL TAX      APPRECIATION     UNREALIZED     UNREALIZED     TOTAL NET
   DG INVESTOR SERIES         PURPOSES       (DEPRECIATION)   APPRECIATION   DEPRECIATION     ASSETS*
-------------------------  ---------------   --------------   ------------   ------------   ------------
Equity Fund                 $348,637,091      $314,644,915    $323,272,501   $ 8,627,586    $664,464,016
International Equity Fund   $ 29,139,998      $ (2,498,017)   $ 2,163,037    $ 4,661,054    $ 25,905,045
Opportunity Fund            $101,409,860      $(20,165,207)   $ 7,448,475    $27,613,682    $ 81,975,573
Limited Term Fund           $ 29,805,473      $    506,540    $   547,256    $    40,716    $ 29,722,562
Government Income Fund      $279,395,794      $ 14,574,665    $15,796,177    $ 1,221,512    $268,273,898
Municipal Income Fund       $ 52,074,163      $  3,111,573    $ 3,111,573    $        --    $ 55,412,782

* The categories of investments are shown as a percentage of net assets at August 31, 1998.

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  DG              DG
                                                               DG EQUITY     INTERNATIONAL   OPPORTUNITY
                                                                  FUND        EQUITY FUND        FUND
                                                                  ----        -----------        ----
ASSETS:
------------------------------------------------------------
Investments in repurchase agreements                          $23,971,800     $ 1,854,000    $ 16,443,900
------------------------------------------------------------
Investments in securities                                     639,310,206      24,787,981      64,800,753
------------------------------------------------------------  ------------    -----------    ------------
    Total investments in securities at value                  663,282,006      26,641,981      81,244,653
------------------------------------------------------------
Cash                                                              837,440          65,930              --
------------------------------------------------------------
Income receivable                                                 758,308          98,567           2,658
------------------------------------------------------------
Receivable for investments sold                                        --          34,795         798,773
------------------------------------------------------------
Receivable for shares sold                                        159,408              --           3,643
------------------------------------------------------------
Deferred organizational costs                                          --              --           2,941
------------------------------------------------------------
Deferred expenses                                                      --              --           1,102
------------------------------------------------------------  ------------    -----------    ------------
    Total assets                                              665,037,162      26,841,273      82,053,770
------------------------------------------------------------  ------------    -----------    ------------
LIABILITIES:
------------------------------------------------------------
Payable for investments purchased                                      --         871,107              --
------------------------------------------------------------
Payable for shares redeemed                                       141,784              --           3,348
------------------------------------------------------------
Payable to bank                                                        --              --             397
------------------------------------------------------------
Net payable for foreign exchange contracts purchased                   --           1,135              --
------------------------------------------------------------
Payable for taxes withheld                                             --           3,929              --
------------------------------------------------------------
Accrued expenses                                                  431,362          60,057          74,452
------------------------------------------------------------  ------------    -----------    ------------
    Total liabilities                                             573,146         936,228          78,197
------------------------------------------------------------  ------------    -----------    ------------
NET ASSETS CONSIST OF:
------------------------------------------------------------
Paid in capital                                               337,892,564      27,952,394     107,006,854
------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and foreign currency translation                              314,644,915      (2,499,481)    (20,165,207)
------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                  11,663,863         243,497      (4,631,997)
------------------------------------------------------------
Undistributed net investment income (distributions in excess
of net investment loss)                                           262,674         208,635        (234,077)
------------------------------------------------------------  ------------    -----------    ------------
    Total Net Assets                                         $664,464,016     $25,905,045    $ 81,975,573
------------------------------------------------------------  ------------    -----------    ------------
NET ASSET VALUE PER SHARE, and Redemption Proceeds Per
Share: (net assets / shares outstanding)                           $21.52           $9.38           $9.76
------------------------------------------------------------  ------------    -----------    ------------
Offering Price Per Share**                                         $22.30*          $9.38          $10.11*
------------------------------------------------------------  ------------    -----------    ------------
Shares Outstanding                                             30,881,768       2,762,888       8,395,401
------------------------------------------------------------  ------------    -----------    ------------
Investments, at identified cost                              $348,637,091     $29,139,998    $101,409,860
------------------------------------------------------------  ------------    -----------    ------------
Investments, at tax cost                                     $348,637,091     $29,139,998    $101,409,860
------------------------------------------------------------  ------------    -----------    ------------

 * Computation of offering price: 100/96.5 of net asset value.

** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                   DG LIMITED
                                                                 TERM            DG            DG
                                                              GOVERNMENT     GOVERNMENT     MUNICIPAL
                                                              INCOME FUND   INCOME FUND    INCOME FUND
                                                              -----------   -----------    -----------
ASSETS:
------------------------------------------------------------
Investments in repurchase agreements                          $3,656,200    $28,248,700    $        --
------------------------------------------------------------
Investments in securities                                     26,655,813    265,721,759     55,185,736
------------------------------------------------------------  -----------   ------------   -----------
    Total investments in securities at value                  30,312,013    293,970,459     55,185,736
------------------------------------------------------------
Cash                                                               2,515             --             --
------------------------------------------------------------
Income receivable                                                431,306      2,821,041        803,658
------------------------------------------------------------
Receivable for shares sold                                            31          7,780             --
------------------------------------------------------------  -----------   ------------   -----------
    Total assets                                              30,745,865    296,799,280     55,989,394
------------------------------------------------------------  -----------   ------------   -----------
LIABILITIES:
------------------------------------------------------------
Payable for investments purchased                              1,000,000     28,355,547        538,129
------------------------------------------------------------
Payable to bank                                                       --         11,109             --
------------------------------------------------------------
Accrued expenses                                                  23,303        158,726         38,483
------------------------------------------------------------  -----------   ------------   -----------
    Total liabilities                                          1,023,303     28,525,382        576,612
------------------------------------------------------------  -----------   ------------   -----------
NET ASSETS CONSIST OF:
------------------------------------------------------------
Paid in capital                                               32,466,770    255,206,509     52,129,175
------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and foreign currency translation                                 506,540     14,574,665      3,111,573
------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                 (3,322,307)    (1,740,510)        71,481
------------------------------------------------------------
Undistributed net investment income                               71,559        233,234        100,553
------------------------------------------------------------  -----------   ------------   -----------
    Total Net Assets                                         $29,722,562   $268,273,898    $55,412,782
------------------------------------------------------------  -----------   ------------   -----------
NET ASSET VALUE PER SHARE, and Redemption Proceeds Per
Share: (net assets / shares outstanding)                           $9.81         $10.30         $10.98
------------------------------------------------------------  -----------   ------------   -----------
Offering Price Per Share**                                        $10.01*        $10.51*        $11.20*
------------------------------------------------------------  -----------   ------------   -----------
Shares Outstanding                                             3,028,296     26,041,256      5,047,340
------------------------------------------------------------  -----------   ------------   -----------
Investments, at identified cost                              $29,805,473   $279,395,794    $52,074,163
------------------------------------------------------------  -----------   ------------   -----------
Investments, at tax cost                                     $29,805,473   $279,395,794    $52,074,163
------------------------------------------------------------  -----------   ------------   -----------

 * Computation of offering price: 100/98 of net asset value.

** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  DG
                                                                             INTERNATIONAL        DG
                                                               DG EQUITY        EQUITY       OPPORTUNITY
                                                                  FUND           FUND            FUND
                                                                  ----           ----            ----
INVESTMENT INCOME:
------------------------------------------------------------
Dividends                                                     $  3,779,673    $   463,493(a) $     50,545
------------------------------------------------------------
Interest                                                         1,021,301         43,109         522,305
------------------------------------------------------------   -----------    -----------     -----------
    Total income                                                 4,800,974        506,602         572,850
------------------------------------------------------------   -----------    -----------     -----------
EXPENSES:
------------------------------------------------------------
Investment advisory fee                                          2,865,342        153,132         570,329
------------------------------------------------------------
Administrative personnel and services fee                          365,876         38,327          57,483
------------------------------------------------------------
Custodian fees                                                      14,260         35,567           5,663
------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses            48,260         14,327          25,791
------------------------------------------------------------
Directors'/Trustees' fees                                            3,097            927           1,660
------------------------------------------------------------
Auditing fees                                                        6,364          6,519           6,297
------------------------------------------------------------
Legal fees                                                           1,471          1,147           1,713
------------------------------------------------------------
Portfolio accounting fees                                           56,235         33,927          25,909
------------------------------------------------------------
Shareholder services fee                                           573,068         22,970          90,052
------------------------------------------------------------
Share registration costs                                            15,840         13,248           6,674
------------------------------------------------------------
Printing and postage                                                 3,191          3,915           4,323
------------------------------------------------------------
Insurance premiums                                                   3,149          1,736           1,390
------------------------------------------------------------
Miscellaneous                                                        4,385          2,576           9,643
------------------------------------------------------------   -----------     ----------    ------------
    Total expenses                                               3,960,538        328,318         806,927
------------------------------------------------------------
WAIVER--
------------------------------------------------------------
Waiver of investment advisory fees                                      --        (53,520)             --
------------------------------------------------------------   -----------    -----------    ------------
    Net expenses                                                 3,960,538        274,798         806,927
------------------------------------------------------------   -----------    -----------    ------------
        Net investment income (operating loss)                     840,436        231,804        (234,077)
------------------------------------------------------------   -----------    -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                    11,638,026        480,770      (4,545,939)
------------------------------------------------------------
Change in unrealized appreciation (depreciation) of
investments, and foreign currency translation                  (50,610,335)    (3,921,333)    (38,231,696)
------------------------------------------------------------   -----------    -----------    ------------
    Net realized and unrealized gain (loss) on investments
    and foreign currency                                       (38,972,309)    (3,440,563)    (42,777,635)
------------------------------------------------------------   -----------    -----------    ------------
        Change in net assets resulting from operations        $(38,131,873)   $(3,208,759)   $(43,011,712)
------------------------------------------------------------   -----------    -----------    ------------

(a) Net of foreign taxes withheld of $55,402.

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                   DG LIMITED
                                                                TERM            DG             DG
                                                             GOVERNMENT     GOVERNMENT      MUNICIPAL
                                                            INCOME FUND    INCOME FUND     INCOME FUND
                                                            -----------    -----------     -----------
INVESTMENT INCOME:
----------------------------------------------------------
Dividends                                                    $       --    $        --     $       --
----------------------------------------------------------
Interest                                                      1,343,945      8,660,743      1,347,741
----------------------------------------------------------  -----------    -----------    -----------
    Total income                                              1,343,945      8,660,743      1,347,741
----------------------------------------------------------  -----------     ----------    -----------
EXPENSES:
----------------------------------------------------------
Investment advisory fee                                         126,128        819,497        160,717
----------------------------------------------------------
Administrative personnel and services fee                        50,000        130,779         50,410
----------------------------------------------------------
Custodian fees                                                    2,337          5,938          1,135
----------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses         15,855         21,425         15,510
----------------------------------------------------------
Directors'/Trustees' fees                                         1,329          1,949          1,401
----------------------------------------------------------
Auditing fees                                                     6,340          6,408          6,542
----------------------------------------------------------
Legal fees                                                        1,579          1,629          1,287
----------------------------------------------------------
Portfolio accounting fees                                        23,513         36,978         27,578
----------------------------------------------------------
Shareholder services fee                                         31,532        204,874         40,179
----------------------------------------------------------
Share registration costs                                          6,833          9,051          7,548
----------------------------------------------------------
Printing and postage                                              3,417          2,923          2,797
----------------------------------------------------------
Insurance premiums                                                1,464          1,913          1,331
----------------------------------------------------------
Miscellaneous                                                     1,047          2,383          1,243
----------------------------------------------------------  -----------     ----------    ------------
    Total expenses                                              271,374      1,245,747        317,678
----------------------------------------------------------
WAIVER--
----------------------------------------------------------
Waiver of investment advisory fees                              (31,532)            --        (80,358)
----------------------------------------------------------  -----------    -----------    -----------
    Net expenses                                                239,842      1,245,747        237,320
----------------------------------------------------------  -----------    -----------    -----------
        Net investment income                                 1,104,103      7,414,996      1,110,421
----------------------------------------------------------  -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
----------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                           228,788        170,859         (1,043)
----------------------------------------------------------
Change in unrealized appreciation (depreciation) of
investments and foreign currency translation                   (183,339)     5,993,559        512,274
----------------------------------------------------------  -----------     ----------    -----------
    Net realized and unrealized gain (loss) on investments
    and foreign currency                                         45,449      6,164,418        511,231
----------------------------------------------------------  -----------    -----------    -----------
        Change in net assets resulting from operations       $1,149,552    $13,579,414     $1,621,652
----------------------------------------------------------  -----------    -----------    -----------

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          DG INTERNATIONAL
                                                         DG EQUITY FUND                      EQUITY FUND
                                                  ----------------------------       ---------------------------
                                                   SIX-MONTHS                         SIX-MONTHS
                                                     ENDED                              ENDED          PERIOD
                                                   AUGUST 31,     YEAR ENDED          AUGUST 31,       ENDED
                                                      1998       FEBRUARY 28,            1998       FEBRUARY 28,
                                                  (UNAUDITED)        1998            (UNAUDITED)      1998(A)
                                                  -----------    ------------        -----------    ------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------
OPERATIONS--
------------------------------------------------
Net investment income/(operating loss)            $    840,436   $   3,179,613       $    231,804   $    (45,719)
------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                       11,638,026       9,991,335            480,770       (240,297)
------------------------------------------------
Net change in unrealized appreciation
(depreciation) of investments and foreign
currency translation                               (50,610,335)    193,990,094         (3,921,333)     1,421,852
------------------------------------------------   -----------    ------------         ----------    -----------
    Change in net assets resulting from
    operations                                     (38,131,873)    207,161,042         (3,208,759)     1,135,836
------------------------------------------------   -----------    ------------         ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS--
------------------------------------------------
Distributions from net investment income            (1,015,876)     (3,295,484)                --        (20,145)
------------------------------------------------
Distributions in excess of net investment income            --              --                 --
------------------------------------------------
Distributions from net realized gain on
investments                                         (5,517,413)     (4,463,969)                --             --
------------------------------------------------   -----------    ------------         ----------    -----------
    Change in net assets resulting from
    distributions to shareholders                   (6,533,289)     (7,759,453)                --        (20,145)
------------------------------------------------   -----------    ------------         ----------    -----------
CAPITAL STOCK TRANSACTIONS--
------------------------------------------------
Proceeds from sale of shares                        87,258,210     146,010,215          7,192,412     26,266,042
------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                 3,840,905       4,620,893                 --         17,816
------------------------------------------------
Cost of shares redeemed                            (97,600,604)   (124,793,931)        (4,611,819)      (866,338)
------------------------------------------------   -----------    ------------         ----------    -----------
    Change in net assets from share transactions    (6,501,489)     25,837,177          2,580,593     25,417,520
------------------------------------------------   -----------    ------------         ----------    -----------
        Change in net assets                       (51,166,651)    225,238,766           (628,166)    26,533,211
------------------------------------------------
NET ASSETS:
------------------------------------------------
Beginning of period                                715,630,667     490,391,901         26,533,211             --
------------------------------------------------   -----------    ------------         ----------    -----------
End of period                                     $664,464,016   $ 715,630,667       $ 25,905,045   $ 26,533,211
------------------------------------------------   -----------     -----------        -----------   ------------
Undistributed net investment income
(distribution in excess of net investment loss)
included in net assets at end of period           $    262,674   $     438,114       $    208,635   $         --
------------------------------------------------   -----------     -----------        -----------   ------------
Net realized gain (loss) as computed for federal
tax purposes                                      $ 11,638,026   $   9,991,335       $    501,732   $        364
------------------------------------------------   -----------     -----------        -----------   ------------

(a) Reflects operations from the period from August 15, 1997 (date of initial public investment) to February 28, 1998.

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             DG LIMITED
                                                                                           TERM GOVERNMENT
                                                       DG OPPORTUNITY FUND                   INCOME FUND
                                                   ---------------------------       ---------------------------
                                                    SIX-MONTHS                        SIX-MONTHS
                                                      ENDED                             ENDED
                                                    AUGUST 31,     YEAR ENDED         AUGUST 31,     YEAR ENDED
                                                       1998       FEBRUARY 28,           1998       FEBRUARY 28,
                                                   (UNAUDITED)        1998           (UNAUDITED)        1998
                                                   -----------    ------------       -----------    ------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------
OPERATIONS--
-------------------------------------------------
Net investment income/(operating loss)             $   (234,077)  $  (398,934)       $  1,104,103   $  4,192,239
-------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                        (4,545,939)   24,232,586             228,788        (21,405)
-------------------------------------------------
Net change in unrealized appreciation
(depreciation) of investments and foreign
currency translation                                (38,231,696)    8,351,884            (183,339)       619,533
-------------------------------------------------   -----------   ------------        -----------   ------------
    Change in net assets resulting from
    operations                                      (43,011,712)   32,185,536           1,149,552      4,790,367
-------------------------------------------------   -----------   ------------        -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------
Distributions from net investment income                     --            --          (1,044,019)    (4,216,317)
-------------------------------------------------
Distributions in excess of net investment income             --
-------------------------------------------------
Distributions from net realized gain on
investments                                          (7,315,965)  (16,352,806)                 --             --
-------------------------------------------------   -----------   ------------        -----------   ------------
    Change in net assets resulting from
    distributions to shareholders                    (7,315,965)  (16,352,806)         (1,044,019)    (4,216,317)
-------------------------------------------------   -----------   ------------        -----------   ------------
CAPITAL STOCK TRANSACTIONS--
-------------------------------------------------
Proceeds from sale of shares                         44,700,011    47,226,667           4,943,871      9,959,722
-------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                  4,840,922    10,900,651             637,946      1,715,788
-------------------------------------------------
Cost of shares redeemed                             (40,109,193)  (31,615,686)        (35,101,714)   (37,498,061)
-------------------------------------------------   -----------   ------------        -----------   ------------
    Change in net assets from share transactions      9,431,740    26,511,632         (29,519,897)   (25,822,551)
-------------------------------------------------   -----------   ------------        -----------   ------------
        Change in net assets                        (40,895,937)   42,344,362         (29,414,364)   (25,248,501)
-------------------------------------------------
NET ASSETS:
-------------------------------------------------
Beginning of period                                 122,871,510    80,527,148          59,136,926     84,385,427
-------------------------------------------------   -----------   ------------        -----------   ------------
End of period                                      $ 81,975,573  $122,871,510        $ 29,722,562   $ 59,136,926
-------------------------------------------------   -----------   ------------        -----------   ------------
Undistributed net investment income (distribution
in excess of net investment loss) included in net
assets at end of period                            $   (234,077)  $        --        $     71,559   $     11,475
-------------------------------------------------   -----------   ------------        -----------   ------------
Net realized gain (loss) as computed for federal
tax purposes                                       $ (4,545,939)  $24,041,342        $    228,788   $   (378,938)
-------------------------------------------------   -----------   ------------        -----------   ------------

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          DG GOVERNMENT                     DG MUNICIPAL
                                                           INCOME FUND                      INCOME FUND
                                                   ---------------------------       --------------------------
                                                    SIX-MONTHS                       SIX-MONTHS
                                                      ENDED                             ENDED
                                                    AUGUST 31,     YEAR ENDED        AUGUST 31,     YEAR ENDED
                                                       1998       FEBRUARY 28,          1998       FEBRUARY 28,
                                                   (UNAUDITED)        1998           (UNAUDITED)       1998
                                                   -----------    ------------       -----------   ------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------
OPERATIONS--
-------------------------------------------------
Net investment income/(operating loss)             $  7,414,996   $14,791,115        $1,110,421    $  2,124,116
-------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                           170,859       151,276            (1,043)         72,332
-------------------------------------------------
Net change in unrealized appreciation
(depreciation) of investments and foreign
currency translation                                  5,993,559     9,924,175           512,274       1,412,573
-------------------------------------------------    ----------   ------------       -----------   ------------
    Change in net assets resulting from
    operations                                       13,579,414    24,866,566         1,621,652       3,609,021
-------------------------------------------------   -----------   ------------       -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------
Distributions from net investment income             (7,276,093)  (14,742,578)       (1,122,683)     (2,122,421)
-------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------
Distributions from net realized gain on
investments                                                  --            --                --        (104,785)
-------------------------------------------------   -----------   ------------       -----------   ------------
    Change in net assets resulting from
    distributions to shareholders                    (7,276,093)  (14,742,578)       (1,122,683)     (2,227,206)
-------------------------------------------------   -----------   ------------       -----------   ------------
CAPITAL STOCK TRANSACTIONS--
-------------------------------------------------
Proceeds from sale of shares                         59,256,576    97,746,058        13,136,762      12,400,013
-------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                  2,745,810     5,515,899            10,070          26,535
-------------------------------------------------
Cost of shares redeemed                             (70,435,373)  (92,600,823)       (6,811,626)    (12,157,682)
-------------------------------------------------   -----------   ------------       -----------   ------------
    Change in net assets from share transactions     (8,432,987)   10,661,134         6,335,206         268,866
-------------------------------------------------   -----------   ------------       -----------   ------------
        Change in net assets                         (2,129,666)   20,785,122         6,834,175       1,650,681
-------------------------------------------------
NET ASSETS:
-------------------------------------------------
Beginning of period                                 270,403,564   249,618,442        48,578,607      46,927,926
-------------------------------------------------   -----------   ------------       -----------   ------------
End of period                                      $268,273,898  $270,403,564       $55,412,782    $ 48,578,607
-------------------------------------------------   -----------   ------------       -----------   ------------
Undistributed net investment income (distribution
in excess of net investment loss) included in net
assets at end of period                            $    233,234   $    94,331        $  100,553    $    112,815
-------------------------------------------------   -----------   ------------       -----------   ------------
Net realized gain (loss) as computed for federal
tax purposes                                       $    170,859   $  (763,279)       $   (1,043)   $     72,332
-------------------------------------------------   -----------   ------------       -----------   ------------

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           NET                                                      DISTRIBUTIONS
                                                         REALIZED                                                        TO
                                                           AND                                      DISTRIBUTIONS   SHAREHOLDERS
                                                        UNREALIZED                  DISTRIBUTIONS        TO           FROM NET
                                                       GAIN/(LOSS)                       TO         SHAREHOLDERS    REALIZED GAIN
                            NET ASSET        NET            ON           TOTAL      SHAREHOLDERS    IN EXCESS OF    ON INVESTMENT
                             VALUE,      INVESTMENT    INVESTMENTS       FROM         FROM NET           NET        TRANSACTIONS
       YEAR ENDED           BEGINNING      INCOME      AND FOREIGN    INVESTMENT     INVESTMENT      INVESTMENT      AND FOREIGN
   FEBRUARY 28 OR 29,       OF PERIOD      (LOSS)       CURRENCIES    OPERATIONS       INCOME           LOSS         CURRENCIES
   ------------------       ---------      ------       ----------    ----------       ------           ----         ----------
DG EQUITY FUND
1993(a)                      $10.00          0.12          0.52           0.64          (0.10)             --              --
1994                         $10.54          0.14          0.38           0.52          (0.14)             --           (0.05)
1995                         $10.87          0.16          0.71           0.87          (0.16)             --           (0.17)
1996                         $11.41          0.16          3.63           3.79          (0.17)             --           (0.54)
1997                         $14.49          0.14          2.54           2.68          (0.14)             --           (0.35)
1998                         $16.68          0.11          6.48           6.59          (0.11)             --           (0.15)
1998(i)                      $23.01          0.02         (1.31)         (1.29)         (0.03)             --           (0.17)
DG INTERNATIONAL EQUITY FUND
1998(c)                      $10.00         (0.02)*        0.49           0.47             --           (0.01)(h)          --
1998(i)                      $10.46          0.09         (1.16)         (1.07)         (0.01)             --              --
DG OPPORTUNITY FUND
1995(b)                      $10.00          0.02          1.17           1.19          (0.02)             --           (0.02)
1996                         $11.15            --          3.30           3.30             --              --           (1.66)
1997                         $12.79         (0.03)         1.60           1.57             --              --           (0.83)
1998                         $13.53         (0.05)         4.90           4.85             --              --           (2.54)
1998(i)                      $15.84         (0.03)        (5.17)         (5.20)            --              --           (0.88)
DG LIMITED TERM GOVERNMENT INCOME FUND
1993(a)                      $10.00          0.36          0.07           0.43          (0.36)             --              --
1994                         $10.07          0.52         (0.17)          0.35          (0.52)             --           (0.03)
1995                         $ 9.87          0.49         (0.23)          0.26          (0.48)             --              --
1996                         $ 9.65          0.54          0.15           0.69          (0.54)             --              --
1997                         $ 9.80          0.52         (0.08)          0.44          (0.53)             --              --
1998                         $ 9.71          0.51          0.07           0.58          (0.51)             --              --
1998(i)                      $ 9.78          0.27          0.01           0.28          (0.25)             --              --
DG GOVERNMENT INCOME FUND
1993(a)                      $10.00          0.37          0.25           0.62          (0.37)             --              --
1994                         $10.25          0.55         (0.09)          0.46          (0.55)             --           (0.25)
1995                         $ 9.90          0.54         (0.44)          0.10          (0.53)             --              --
1996                         $ 9.47          0.58          0.41           0.99          (0.59)             --              --
1997                         $ 9.87          0.57         (0.18)          0.39          (0.57)             --              --
1998                         $ 9.69          0.55          0.38           0.93          (0.55)             --              --
1998(i)                      $10.07          0.28          0.22           0.50          (0.27)             --              --
DG MUNICIPAL INCOME FUND
1993(d)                      $10.00          0.07          0.49           0.56          (0.05)             --              --
1994                         $10.51          0.48          0.08           0.56          (0.49)             --           (0.01)
1995                         $10.57          0.49         (0.43)          0.06          (0.48)             --              --
1996                         $10.15          0.49          0.50           0.99          (0.48)             --              --
1997                         $10.66          0.49         (0.07)          0.42          (0.48)             --           (0.01)
1998                         $10.59          0.47          0.32           0.79          (0.47)             --           (0.02)
1998(i)                      $10.89          0.22          0.10           0.32          (0.23)             --              --

 * Per share information presented is based upon the average number of shares outstanding.

(a) Reflects operations for the period from August 3, 1992 (date of initial public investment) to February 28, 1993.

(b) Reflects operations for the period from August 1, 1994 (date of initial public investment) to February 28, 1995.

(c) Reflects operations for the period from August 15, 1997 (date of initial public investment) to February 28, 1998.

(d) Reflects operations for the period from December 29, 1992 (date of initial public investment) to February 28, 1993.

(e) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------

  DISTRIBUTIONS
        TO
   SHAREHOLDERS                                       RATIOS TO AVERAGE NET ASSETS
    IN EXCESS                                   ----------------------------------------                NET ASSETS,
      OF NET                       NET ASSET                             NET INVESTMENT                   END OF        PORTFOLIO
  REALIZED GAIN        TOTAL       VALUE, END     TOTAL                      INCOME         EXPENSE       PERIOD        TURNOVER
  ON INVESTMENTS   DISTRIBUTIONS   OF PERIOD    RETURN(E)   EXPENSES    (OPERATING LOSS)   WAIVER(G)   (000 OMITTED)      RATE
  --------------   -------------   ---------    ---------   --------    ----------------   ---------   -------------      ----
         --            (0.10)        $10.54        6.40%      0.51%(f)         2.15%(f)      0.53%(f)     $181,239         28%
         --            (0.19)        $10.87        4.99%      0.96%            1.38%         0.01%        $284,203          7%
         --            (0.33)        $11.41        8.23%      0.95%            1.54%           --         $259,998          1%
         --            (0.71)        $14.49       33.73%      0.94%            1.24%           --         $385,145         15%
         --            (0.49)        $16.68       18.79%      0.92%            0.95%           --         $490,392          7%
         --            (0.26)        $23.01       39.74%      0.99%            0.54%           --         $715,631          6%
         --            (0.20)        $21.52       (5.67)%     1.04%(f)         0.22%(f)        --         $664,464          3%

         --            (0.01)        $10.46        4.71%      1.77%(f)        (0.48)%(f)     0.50%(f)     $ 26,533         21%
         --            (0.01)        $ 9.38      (10.33)%     1.79%(f)         1.51%(f)      0.35%(f)     $ 25,905         39%

         --            (0.04)        $11.15       11.84%      0.79%(f)         0.06%(f)      1.34%(f)     $ 36,664         45%
         --            (1.66)        $12.79       31.42%      1.17%              --          0.35%        $ 53,477        154%
         --            (0.83)        $13.53       12.08%      1.14%           (0.24)%        0.16%        $ 80,527        116%
         --            (2.54)        $15.84       37.81%      1.20%           (0.39)%        0.11%        $122,872        180%
         --            (0.88)        $ 9.76      (34.33)%     1.34%(f)        (0.39)%(f)       --         $ 81,976         60%

         --            (0.36)        $10.07        4.43%      0.50%(f)         6.25%(f)      0.42%(f)     $ 99,921         18%
         --            (0.55)        $ 9.87        3.52%      0.59%            5.21%         0.29%        $116,600         76%
         --            (0.48)        $ 9.65        2.72%      0.63%            5.00%         0.25%        $ 96,216         14%
         --            (0.54)        $ 9.80        7.34%      0.69%            5.49%         0.20%        $ 93,276         56%
         --            (0.53)        $ 9.71        4.66%      0.68%            5.39%         0.20%        $ 84,385         28%
         --            (0.51)        $ 9.78        6.16%      0.80%            5.21%         0.16%        $ 59,137         42%
         --            (0.25)        $ 9.81        2.90%      1.14%(f)         5.25%(f)      0.15%(f)     $ 29,723          9%

         --            (0.37)        $10.25        6.40%      0.50%(f)         6.45%(f)      0.41%(f)     $111,435         78%
      (0.01)(h)        (0.81)        $ 9.90        4.55%      0.70%            5.34%         0.19%        $118,695         49%
         --            (0.53)        $ 9.47        1.20%      0.68%            5.79%         0.15%        $168,313         31%
         --            (0.59)        $ 9.87       10.70%      0.72%            5.96%         0.10%        $184,226         87%
                       (0.57)        $ 9.69        4.07%      0.70%            5.82%         0.10%        $249,618          7%
         --            (0.55)        $10.07        9.90%      0.80%            5.62%         0.06%        $270,404         25%
         --            (0.27)        $10.30        5.07%      0.91%(f)         5.43%(f)        --         $268,274         14%

         --            (0.05)        $10.51        5.65%      0.48%(f)         4.11%(f)      1.02%(f)     $ 15,644         93%
         --            (0.50)        $10.57        5.34%      0.74%            4.60%         0.67%        $ 34,435          9%
         --            (0.48)        $10.15        0.81%      0.75%            4.93%         0.41%        $ 41,542          9%
         --            (0.48)        $10.66        9.96%      0.70%            4.65%         0.47%        $ 44,578         20%
         --            (0.49)        $10.59        4.12%      0.70%            4.69%         0.46%        $ 46,928          9%
         --            (0.49)        $10.89        7.70%      0.76%            4.40%         0.38%        $ 48,579          6%
         --            (0.23)        $10.98        2.97%      0.89%(f)         4.15%(f)      0.30%(f)     $ 55,413          1%

(f) Computed on an annualized basis.

(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(h) This distribution does not represent a return of capital for federal tax purposes.

(i) For the six-months ended August 31, 1998 (unaudited).

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--STOCK AND BOND FUNDS
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

DG Investor Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The following diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

-----------------------------------------------------------------------------------------------------
                 PORTFOLIO NAME                                   INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------
  DG Equity Fund Provide long term capital appreciation with ("Equity Fund")
  current income as a secondary objective.
-----------------------------------------------------------------------------------------------------
  DG International Equity Fund                      Seek capital appreciation.
  ("International Equity Fund")
-----------------------------------------------------------------------------------------------------
  DG Opportunity Fund                               Provide capital appreciation.
  ("Opportunity Fund")
-----------------------------------------------------------------------------------------------------
  DG Limited Term Government Income Fund            Provide current income.
  ("Limited Term Fund")
-----------------------------------------------------------------------------------------------------
  DG Government Income Fund                         Provide current income.
  ("Government Income Fund")
-----------------------------------------------------------------------------------------------------
  DG Municipal Income Fund Provide dividend income that is exempt from
  ("Municipal Income Fund") federal regular income tax.
-----------------------------------------------------------------------------------------------------

DG Mid Cap Fund, one of the Trust's nine portfolios, was effective but had no public shareholders as of August 31, 1998.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However,

DG INVESTOR SERIES--STOCK AND BOND FUNDS
--------------------------------------------------------------------------------

     short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and paid discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     At February 28, 1998, the Funds, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

DG INVESTOR SERIES--STOCK AND BOND FUNDS
--------------------------------------------------------------------------------

     Pursuant to the Code, such capital loss carryforwards will expire as follows:

                                                   EXPIRATION YEAR                      TOTAL
                                    ---------------------------------------------   CAPITAL LOSS
                 FUND                  2003         2004        2005       2006     CARRYFORWARD
                 ----                  ----         ----        ----       ----     ------------
    Limited Term Fund               $1,406,691   $1,040,337   $758,580   $378,938    $3,584,546
    Government Income Fund          $  181,520   $  467,764   $498,409   $763,279    $1,910,972

     Net realized losses on International Equity Fund of $204,664, attributable to security, forward contracts and foreign currency transactions incurred after October 31, 1997, were treated as arising on the first day of International Equity Fund's next taxable year (March 1, 1998).

     Net realized losses on Limited Term Fund of $6,643, attributable to security transactions incurred after October 31, 1997, were treated as arising on the first day of the Fund's next taxable year (March 1, 1998).

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     Organizational expenses of $22,108 for Opportunity Fund were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the period ended August 31, 1998, the Fund expensed $3,479 of organizational expenses.

     FOREIGN EXCHANGE CONTRACTS--International Equity Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign-currency-denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their

DG INVESTOR SERIES--STOCK AND BOND FUNDS
--------------------------------------------------------------------------------

     contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At August 31, 1998, International Equity Fund had outstanding foreign exchange contracts as set forth below:

                                                                  IN                      UNREALIZED
                                CURRENCY UNITS TO              EXCHANGE     CONTRACTS    APPRECIATION
    SETTLEMENT DATE              DELIVER/RECEIVE                  FOR       AT VALUE    (DEPRECIATION)
    ---------------              ---------------                  ---       --------    --------------
    Contracts Purchased:
    9/1/98-9/4/98          119,918 Pound Sterling              $201,466     $201,018       $  (448)
    Contracts Sold:
    9/1/98                 4,939,120 Japanese Yen              $ 34,371     $ 35,058       $  (687)
                                                                                        ------------
    Net Unrealized Depreciation on Foreign Exchange Contracts                              $(1,135)
                                                                                        ------------

     FOREIGN CURRENCY TRANSLATION--The accounting records of International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such

DG INVESTOR SERIES--STOCK AND BOND FUNDS
--------------------------------------------------------------------------------

     resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held by International Equity Fund at August 31, 1998 is as follows:

                            ACQUISITION        ACQUISITION
        SECURITY                DATE               COST
        --------                ----               ----
Japan Tobacco, Inc.       8/18/97--2/12/98       $297,751
Samsung Electronics Co    11/11/97--12/1/97      $228,600

     USE OF ESTIMATES--The preparation of financial statements in conformity generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                       EQUITY FUND                             INTERNATIONAL EQUITY FUND
                         ---------------------------------------       -----------------------------------------
                          SIX MONTHS ENDED        YEAR ENDED            SIX MONTHS ENDED        PERIOD ENDED
                          AUGUST 31, 1998     FEBRUARY 28, 1998         AUGUST 31, 1998     FEBRUARY 28, 1998(A)
-----------------------  ------------------   ------------------       ------------------   --------------------
Shares sold                   3,661,666            7,924,532                  645,715             2,623,705
----------------------
Shares issued to
shareholders in payment
of distributions
declared                        161,577              234,089                       --                 1,867
----------------------
Shares redeemed              (4,045,865)          (6,448,544)                (420,275)              (88,124)
----------------------    -------------        -------------              -----------        --------------
  Net change resulting
  from share
  transactions                 (222,622)           1,710,077                  225,440             2,537,448
----------------------    -------------        -------------              -----------        --------------

(a) For the period from August 15, 1997 (date of public investment) to February 28, 1998.

DG INVESTOR SERIES--STOCK AND BOND FUNDS
--------------------------------------------------------------------------------

                                         OPPORTUNITY FUND                              LIMITED TERM FUND
                              ---------------------------------------       ---------------------------------------
                               SIX-MONTHS ENDED        YEAR ENDED            SIX-MONTHS ENDED        YEAR ENDED
                               AUGUST 31, 1998     FEBRUARY 28, 1998         AUGUST 31, 1998     FEBRUARY 28, 1998
----------------------------  ------------------   ------------------       ------------------   ------------------
Shares sold                        3,079,688            3,050,510                  505,922            1,021,729
---------------------------
Shares issued to
shareholders in payment of
distributions declared               360,455              759,627                   65,379              176,304
---------------------------
Shares redeemed                   (2,802,875)          (2,003,613)              (3,591,054)          (3,839,432)
---------------------------    -------------        -------------            -------------       --------------
  Net change resulting from
  share transactions                 637,268            1,806,524               (3,019,753)          (2,641,399)
---------------------------    -------------        -------------            -------------       --------------

                                      GOVERNMENT INCOME FUND                         MUNICIPAL INCOME FUND
                              ---------------------------------------       ---------------------------------------
                               SIX-MONTHS ENDED        YEAR ENDED            SIX-MONTHS ENDED        YEAR ENDED
                               AUGUST 31, 1998     FEBRUARY 28, 1998         AUGUST 31, 1998     FEBRUARY 28, 1998
----------------------------  ------------------   ------------------       ------------------   ------------------
Shares sold                        5,876,934            9,911,035                1,211,379            1,162,205
---------------------------
Shares issued to
shareholders in payment of
distributions declared               272,542              561,104                      927                2,485
---------------------------
Shares redeemed                   (6,973,626)          (9,367,967)                (626,900)          (1,136,101)
---------------------------    -------------        -------------            -------------       --------------
  Net change resulting from
  share transactions                 824,150            1,104,172                  585,406               28,589
---------------------------    -------------        -------------            -------------       --------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--ParkSouth Corporation, a subsidiary of Deposit Guaranty National Bank, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of each Fund's average daily net assets as follows:

                                   INVESTMENT
                                    ADVISORY
                                       FEE
                         FUND NAME                              PERCENTAGE
------------------------------------------------------------    ----------
Equity Fund                                                        0.75%
------------------------------------------------------------
International Equity Fund                                          1.00%
------------------------------------------------------------
Opportunity Fund                                                   0.95%
------------------------------------------------------------
Limited Term Fund                                                  0.60%
------------------------------------------------------------
Government Income Fund                                             0.60%
------------------------------------------------------------
Municipal Income Fund                                              0.60%
------------------------------------------------------------

SUB-ADVISORY FEE--Lazard Asset Management is a sub-adviser for International Equity Fund. Under the terms of a Sub-Advisery Agreement between ParkSouth Corporation and Lazard Asset Manage-

DG INVESTOR SERIES--STOCK AND BOND FUNDS
--------------------------------------------------------------------------------

ment, the sub-adviser receives an annual fee from the adviser equal to 0.50% of the average daily net assets of the Fund.

Womack Asset Management, Inc. (the "WAMI") is a sub-adviser for Opportunity Fund. WAMI receives a monthly fee based on the average daily net assets of Opportunity Fund under management by WAMI during the preceding month, as described below. The sub-advisery fee shall be the sum of: 0.32% of the average daily net assets up to $50 million; 0.075% of the average daily net assets in excess of $50 million and up to $70 million; and 0.25% of the average daily net assets in excess of $70 million.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period. FAS may voluntarily choose to waive a portion of its fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with FAS, the Funds will pay FAS up to 0.15% of average daily net assets of each Fund for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term and converted securities, for the period ended August 31, 1998, were as follows:

                            FUND                                 PURCHASES        SALES
------------------------------------------------------------    -----------    -----------
Equity Fund                                                     $20,942,781    $25,310,355
------------------------------------------------------------
International Equity Fund                                       $14,735,069    $10,872,771
------------------------------------------------------------
Opportunity Fund                                                $59,101,650    $62,675,035
------------------------------------------------------------
Limited Term Fund                                               $ 3,247,400    $35,174,394
------------------------------------------------------------
Government Income Fund                                          $60,487,812    $34,809,010
------------------------------------------------------------
Municipal Income Fund                                           $ 7,820,216    $   494,560
------------------------------------------------------------

DG INVESTOR SERIES--STOCK AND BOND FUNDS
--------------------------------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

(7) YEAR 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and FAS are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

TRUSTEES                                                 OFFICERS
----------------------------------------------------------------------------------------------
John F. Donahue                                          John F. Donahue
Thomas G. Bigley                                         Chairman
John T. Conroy, Jr.
Nicholas P. Constantakis                                 Edward C. Gonzales
William J. Copeland                                      President and Treasurer
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.                                  J. Christopher Donahue
Edward L. Flaherty, Jr., Esq.                            Executive Vice President
Edward C. Gonzales
Peter E. Madden                                          John W. McGonigle
John E. Murray, Jr., J.D., S.J.D.                        Executive Vice President and
Wesley W. Posvar                                         Secretary
Marjorie P. Smuts
                                Richard B. Fisher
                                                         Vice President

                              C. Christine Thomson
                                                         Vice President and Assistant
                                                         Treasurer

                               Timothy S. Johnson
                               Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.







                                    DG
                                    INVESTOR SERIES
                                    MONEY MARKET FUNDS

                               o    DG PRIME MONEY
                                    MARKET FUND
                               o    DG TREASURY MONEY
                                    MARKET FUND        [DG INVESTOR SERIES LOGO]

                                    ===================
                                    COMBINED
                                    SEMI-ANNUAL REPORT

                                    Portfolios of
                                    DG Investor Series,
                                    an Open-End Management
                                    Investment Company

                                         ParkSouth
                                         Corporation
                                         Jackson, MS
                                         Investment Adviser




FEDERATED SECURITIES CORP., DISTRIBUTOR


Cusip 23321N707
Cusip 23321N103      [RECYCLED
G00498-10 (10/98)   PAPER LOGO]     AUGUST 31, 1998
                                    ===================

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Semi-Annual Report of the DG Investor Series--Money Market Funds for the six-month period from March 1, 1998 through August 31, 1998. It provides you with complete financial information for the funds, including a complete list of investments and the financial statements.

Each fund puts your cash to work pursuing daily income through a diversified portfolio of high-quality money market securities. Of course, the funds are also managed to give you easy access to your money, and maintain a stable price of $1.00.*

DG PRIME MONEY MARKET FUND, a portfolio of high-quality money market securities, paid dividends totaling $0.02 per share, for a six-month total return of 2.51%. As of August 31, 1998, the fund's 7-day net yield was 4.97%.** By the end of the reporting period, the fund had attracted $212 million in assets.

DG TREASURY MONEY MARKET FUND, a portfolio of all-government securities, paid dividends totaling $0.02 per share, for a six-month total return of 2.44%. As of August 31, 1998, the fund's 7-day net yield was 4.82%.** Net assets had decreased to $319 million at the end of the reporting period.

Thank you for keeping your ready cash working every day through the convenience and professional management of the DG Investor Series Money Market Funds. As always, we welcome your questions or comments.

Sincerely,

/s/ EDWARD C. GONZALES
----------------------
Edward C. Gonzales
President
October 15, 1998

  * Money market funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. Investments in mutual funds are not insured or guaranteed by the U.S. government.

 ** Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the funds' current earnings.

DG PRIME MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
(a)COMMERCIAL PAPER--84.5%
-------------------------------------------------------------------------------
                   BROKERAGE--6.5%
                   ------------------------------------------------------------
$ 7,000,000        Goldman Sachs & Co., 5.548%, 10/5/1998                        $  6,963,771
                   ------------------------------------------------------------
  7,000,000        Merrill Lynch & Co., Inc., 5.572%, 11/13/1998                    6,921,931
                   ------------------------------------------------------------  ------------
                     Total                                                         13,885,702
                   ------------------------------------------------------------  ------------
                   DIVERSIFIED--3.3%
                   ------------------------------------------------------------
  7,000,000        Minnesota Mining & Manufacturing Co., 5.530%, 11/17/1998         6,918,401
                   ------------------------------------------------------------  ------------
                   FINANCE--AUTOMOTIVE--6.1%
                   ------------------------------------------------------------
  7,000,000        Ford Motor Credit Corp., 5.566%, 10/14/1998                      6,954,097
                   ------------------------------------------------------------
  6,000,000        General Motors Acceptance Corp., 5.589%, 10/19/1998              5,955,840
                   ------------------------------------------------------------  ------------
                     Total                                                         12,909,937
                   ------------------------------------------------------------  ------------
                   FINANCE--COMMERCIAL--6.6%
                   ------------------------------------------------------------
  7,000,000        CIT Group Holdings, Inc., 5.570%, 10/1/1998                      6,967,800
                   ------------------------------------------------------------
  7,000,000        General Electric Capital Corp., 5.575%, 10/7/1998                6,961,430
                   ------------------------------------------------------------  ------------
                     Total                                                         13,929,230
                   ------------------------------------------------------------  ------------
                   FINANCE--RETAIL--16.2%
                   ------------------------------------------------------------
  7,000,000        American Express Co., 5.552%, 9/4/1998                           6,996,786
                   ------------------------------------------------------------
  7,000,000        American General Finance Corp., 5.603%, 9/18/1998                6,981,720
                   ------------------------------------------------------------
  7,000,000        Associates Corp. of North America, 5.565%, 10/9/1998             6,959,435
                   ------------------------------------------------------------
  7,000,000        Commercial Credit Co., 5.568%, 9/16/1998                         6,983,900
                   ------------------------------------------------------------
  6,500,000        Household Finance Corp., 5.563%, 9/14/1998                       6,487,090
                   ------------------------------------------------------------  ------------
                     Total                                                         34,408,931
                   ------------------------------------------------------------  ------------
                   FINANCIAL SERVICES--3.0%
                   ------------------------------------------------------------
  6,500,000        National Rural Utilities Cooperative Finance Corp., 5.566%,
                   10/16/1998                                                       6,455,475
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
(a)COMMERCIAL PAPER--CONTINUED
-------------------------------------------------------------------------------
                   FOOD & BEVERAGE--9.6%
                   ------------------------------------------------------------
$ 7,000,000        Coca-Cola Co., 5.550%, 9/22/1998                              $  6,977,664
                   ------------------------------------------------------------
  6,500,000        Hershey Foods Corp., 5.529%, 10/21/1998                          6,450,528
                   ------------------------------------------------------------
  7,000,000        PepsiCo, Inc., 5.627%, 12/11/1998                                6,892,772
                   ------------------------------------------------------------  ------------
                     Total                                                         20,320,964
                   ------------------------------------------------------------  ------------
                   FOREST PRODUCTS--1.6%
                   ------------------------------------------------------------
  3,500,000        Kimberly-Clark Corp., 5.545%, 9/29/1998                          3,485,109
                   ------------------------------------------------------------  ------------
                   INDUSTRIAL PRODUCTS--9.8%
                   ------------------------------------------------------------
  7,000,000        Archer-Daniels-Midland Co., 5.525%, 12/8/1998                    6,896,338
                   ------------------------------------------------------------
  7,000,000        Cargill, Inc., 5.542%, 11/4/1998                                 6,931,929
                   ------------------------------------------------------------
  7,000,000        Deere & Co., 5.550%, 9/2/1998                                    6,998,929
                   ------------------------------------------------------------  ------------
                     Total                                                         20,827,196
                   ------------------------------------------------------------  ------------
                   INSURANCE--8.4%
                   ------------------------------------------------------------
  6,000,000        General RE Corp., 5.566%, 9/10/1998                              5,991,765
                   ------------------------------------------------------------
  5,000,000        Great Western Life, 5.656%, 9/8/1998                             4,994,585
                   ------------------------------------------------------------
  7,000,000        USAA Capital Corp., 5.560%, 10/13/1998                           6,955,165
                   ------------------------------------------------------------  ------------
                     Total                                                         17,941,515
                   ------------------------------------------------------------  ------------
                   LEASING--3.3%
                   ------------------------------------------------------------
  7,000,000        International Lease Finance Corp., 5.557%, 10/9/1998             6,959,361
                   ------------------------------------------------------------  ------------
                   MISCELLANEOUS--3.3%
                   ------------------------------------------------------------
  7,000,000        Procter & Gamble Co., 5.560%, 9/25/1998                          6,974,473
                   ------------------------------------------------------------  ------------
                   OIL & OIL FINANCE--6.8%
                   ------------------------------------------------------------
  7,500,000        Amoco Corp., 5.539%, 10/28/1998                                  7,435,044
                   ------------------------------------------------------------
  7,000,000        Texaco, Inc., 5.559%, 10/2/1998                                  6,966,787
                   ------------------------------------------------------------  ------------
                     Total                                                         14,401,831
                   ------------------------------------------------------------  ------------
                     TOTAL COMMERCIAL PAPER                                       179,418,125
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
GOVERNMENT AGENCIES--6.0%
-------------------------------------------------------------------------------
$ 7,000,000   (a)  Federal Home Loan Bank, 5.541%, 11/23/1998                    $  6,913,334
                   ------------------------------------------------------------
  6,000,000   (a)  Federal Home Loan Mortgage Corp., 5.526%, 10/22/1998             5,954,100
                   ------------------------------------------------------------  ------------
                     TOTAL GOVERNMENT AGENCIES                                     12,867,434
                   ------------------------------------------------------------  ------------
(b) REPURCHASE AGREEMENT--9.9%
-------------------------------------------------------------------------------
 20,974,400        Cantor Fitzgerald Securities, 5.820%, dated 8/31/1998, due
                   9/1/1998                                                        20,974,400
                   ------------------------------------------------------------  ------------
                     TOTAL INVESTMENTS (AT AMORTIZED COST)(c)                    $213,259,959
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

DG TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------        ------------------------------------------------------------  ------------
U.S. TREASURY OBLIGATIONS--57.8%
-------------------------------------------------------------------------------
                   U.S. TREASURY BILLS--23.3%
                   ------------------------------------------------------------
$20,000,000        9/17/1998                                                     $ 19,954,847
                   ------------------------------------------------------------
 20,000,000        11/12/1998                                                      19,796,800
                   ------------------------------------------------------------
 15,000,000        11/19/1998                                                      14,836,733
                   ------------------------------------------------------------
 20,000,000        12/10/1998                                                      19,720,833
                   ------------------------------------------------------------  ------------
                     Total                                                         74,309,213
                   ------------------------------------------------------------  ------------
                   U.S. TREASURY NOTES--34.5%
                   ------------------------------------------------------------
 20,000,000        4.750%, 9/30/1998                                               19,988,726
                   ------------------------------------------------------------
 15,000,000        5.000%, 2/15/1999                                               14,986,523
                   ------------------------------------------------------------
 20,000,000        5.125%, 11/30/1998                                              19,986,607
                   ------------------------------------------------------------
 20,000,000        5.750%, 12/31/1998                                              20,028,183
                   ------------------------------------------------------------
 15,000,000        6.375%, 1/15/1999                                               15,052,880
                   ------------------------------------------------------------
 20,000,000        7.125%, 10/15/1998                                              20,041,536
                   ------------------------------------------------------------  ------------
                     Total                                                        110,084,455
                   ------------------------------------------------------------  ------------
                     TOTAL U.S. TREASURY OBLIGATIONS                              184,393,668
                   ------------------------------------------------------------  ------------
(b) REPURCHASE AGREEMENTS--46.9%
-------------------------------------------------------------------------------
 75,000,000        Cantor Fitzgerald Securities, 5.820%, dated 8/31/1998, due
                   9/1/1998                                                        75,000,000
                   ------------------------------------------------------------
 74,488,300        State Street Corp., 5.800%, dated 8/31/1998, due 9/1/1998       74,488,300
                   ------------------------------------------------------------  ------------
                     TOTAL REPURCHASE AGREEMENTS                                  149,488,300
                   ------------------------------------------------------------  ------------
                     TOTAL INVESTMENTS (AT AMORTIZED COST)(c)                    $333,881,968
                   ------------------------------------------------------------  ------------

(See Notes to Portfolios of Investments)

NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) Also represents cost for federal tax purposes.

                               TOTAL NET
    DG INVESTOR SERIES          ASSETS*
--------------------------    ------------
Prime Money Market Fund       $212,331,407
Treasury Money Market Fund    $319,026,768

* The categories of investments are shown as a percentage of net assets at August 31, 1998.

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--MONEY MARKET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              DG PRIME       DG TREASURY
                                                            MONEY MARKET    MONEY MARKET
                                                                FUND            FUND
                                                                ----            ----
ASSETS:
----------------------------------------------------------
Investments in repurchase agreements                        $ 20,974,400    $149,488,300
----------------------------------------------------------
Investments in other securities                              192,285,559     184,393,668
----------------------------------------------------------  ------------    ------------
     Total investments in securities, at amortized cost
     and value                                               213,259,959     333,881,968
----------------------------------------------------------
Cash                                                              78,863           5,477
----------------------------------------------------------
Income receivable                                                  3,391       1,581,742
----------------------------------------------------------
Deferred organizational costs                                     13,818              --
----------------------------------------------------------  ------------    ------------
     Total assets                                            213,356,031     335,469,187
----------------------------------------------------------  ------------    ------------
LIABILITIES:
----------------------------------------------------------
Payable for shares redeemed                                       34,696      15,021,170
----------------------------------------------------------
Income distribution payable                                      895,385       1,243,882
----------------------------------------------------------
Accrued expenses                                                  94,543         177,367
----------------------------------------------------------  ------------    ------------
     Total liabilities                                         1,024,624      16,442,419
----------------------------------------------------------  ------------    ------------
          Total Net Assets                                  $212,331,407    $319,026,768
----------------------------------------------------------  ------------    ------------
NET ASSET VALUE, OFFERING PRICE and Redemption Proceeds
Per Share: (net assets / shares outstanding)                       $1.00           $1.00
----------------------------------------------------------  ------------    ------------
Shares Outstanding                                           212,331,407     319,026,768
----------------------------------------------------------  ------------    ------------

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--MONEY MARKET FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              DG PRIME       DG TREASURY
                                                            MONEY MARKET    MONEY MARKET
                                                                FUND            FUND
                                                                ----            ----
INVESTMENT INCOME:
----------------------------------------------------------
Interest                                                     $5,898,243      $8,779,475
----------------------------------------------------------  -------------   -------------
EXPENSES:
----------------------------------------------------------
Investment advisory fee                                         526,064         812,557
----------------------------------------------------------
Administrative personnel and services fee                       100,721         155,660
----------------------------------------------------------
Custodian fees                                                    5,369           8,368
----------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses         14,734          20,116
----------------------------------------------------------
Directors'/Trustees' fees                                         1,751           2,119
----------------------------------------------------------
Auditing fees                                                     5,986           6,239
----------------------------------------------------------
Legal fees                                                        1,307           1,570
----------------------------------------------------------
Portfolio accounting fees                                        26,131          39,220
----------------------------------------------------------
Distribution services fee                                       263,032              --
----------------------------------------------------------
Shareholder services fee                                             --         243,767
----------------------------------------------------------
Share registration costs                                         21,996          18,837
----------------------------------------------------------
Printing and postage                                              3,910           3,611
----------------------------------------------------------
Insurance premiums                                                1,661           2,440
----------------------------------------------------------
Miscellaneous                                                     3,218           1,419
----------------------------------------------------------  -------------   -------------
     Total expenses                                             975,880       1,315,923
----------------------------------------------------------
WAIVERS--
----------------------------------------------------------
  Waiver of investment advisory fee                            (210,425)       (325,023)
----------------------------------------------------------
  Waiver of administrative personnel and services fee           (63,125)             --
----------------------------------------------------------  -------------   -------------
     Total waivers                                             (273,550)       (325,023)
----------------------------------------------------------  -------------   -------------
          Net expenses                                          702,330         990,900
----------------------------------------------------------  -------------   -------------
          Net investment income                              $5,195,913      $7,788,575
----------------------------------------------------------  -------------   -------------

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           DG PRIME                             DG TREASURY
                                       MONEY MARKET FUND                     MONEY MARKET FUND
                               ---------------------------------       -----------------------------
                                SIX MONTHS                              SIX MONTHS
                                   ENDED              PERIOD               ENDED           YEAR
                                (UNAUDITED)            ENDED            (UNAUDITED)        ENDED
                                AUGUST 31,         FEBRUARY 28,         AUGUST 31,     FEBRUARY 28,
                                   1998               1998(A)              1998            1998
                                -----------        ------------         -----------    ------------
INCREASE (DECREASE) IN NET
  ASSETS:
-----------------------------
OPERATIONS--
-----------------------------
Net investment income          $   5,195,913       $   8,077,537       $   7,788,575   $  13,490,756
-----------------------------  -------------       -------------       -------------   -------------
DISTRIBUTIONS TO
  SHAREHOLDERS--
-----------------------------
Distributions from net
investment income                 (5,195,913)         (8,077,537)         (7,788,575)    (13,490,756)
-----------------------------  -------------       -------------       -------------   -------------
SHARE TRANSACTIONS--
-----------------------------
Proceeds from sale of shares     133,406,081         528,390,173         464,754,905     789,333,839
-----------------------------
Net asset value of shares
issued to shareholders in
payment of distributions
declared                           4,251,969           8,066,557             303,615         457,722
-----------------------------
Cost of shares redeemed         (120,367,577)       (341,415,796)       (495,082,461)   (714,193,778)
-----------------------------  -------------       -------------       -------------   -------------
     Change in net assets
     from share transactions      17,290,473         195,040,934         (30,023,941)     75,597,783
-----------------------------  -------------       -------------       -------------   -------------
          Change in net
          assets                  17,290,473         195,040,934         (30,023,941)     75,597,783
-----------------------------
NET ASSETS:
-----------------------------
Beginning of period              195,040,934                  --         349,050,709     273,452,926
-----------------------------  -------------       -------------       -------------   -------------
End of period                  $ 212,331,407       $ 195,040,934       $ 319,026,768   $ 349,050,709
-----------------------------  -------------       -------------       -------------   -------------

(a) For the period from March 10, 1997 (date of initial public investment) to February 28, 1998.

(See Notes which are an integral part of the Financial Statements)

DG INVESTOR SERIES--MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       NET ASSET                        DISTRIBUTIONS
                                                         VALUE,            NET             FROM NET
                                                       BEGINNING        INVESTMENT        INVESTMENT
           YEAR ENDED FEBRUARY 28 OR 29,               OF PERIOD          INCOME            INCOME
           -----------------------------               ---------          ------            ------
DG PRIME MONEY MARKET FUND
1998(a)                                                  $1.00             0.05             (0.05)
1998(f)                                                  $1.00             0.02             (0.02)

DG TREASURY MONEY MARKET FUND
1993(b)                                                  $1.00             0.02             (0.02)
1994                                                     $1.00             0.03             (0.03)
1995                                                     $1.00             0.04             (0.04)
1996                                                     $1.00             0.05             (0.05)
1997                                                     $1.00             0.05             (0.05)
1998                                                     $1.00             0.05             (0.05)
1998(f)                                                  $1.00             0.02             (0.02)

(a) For the period from March 10, 1997 (date of initial public investment), to February 28, 1998.

(b) Reflects operations for the period from July 1, 1992 (date of initial public investment) to February 28, 1993. For the period from March 31, 1992
     (start of business) to June 30, 1992, all income was distributed to the administrator.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) Computed on an annualized basis.

(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(f) For six-months ended August 31, 1998 (unaudited).

                                                  RATIOS TO AVERAGE NET ASSETS
                                    ---------------------------------------------------------
                                                                                NET ASSETS,
     NET ASSET                                        NET                          END OF
   VALUE, END OF        TOTAL                      INVESTMENT      EXPENSE         PERIOD
       PERIOD         RETURN(c)      EXPENSES        INCOME       WAIVER(e)    (000 OMITTED)
       ------         ---------      --------        ------       ---------    -------------
       $1.00             4.93%         0.68%(d)       4.98%(d)      0.26%(d)      $195,041
       $1.00             2.51%         0.67%(d)       4.94%(d)      0.26%(d)      $212,331

       $1.00             1.97%         0.41%(d)       2.88%(d)      0.38%(d)      $189,024
       $1.00             2.74%         0.54%          2.70%         0.20%         $189,315
       $1.00             4.06%         0.53%          3.96%         0.20%         $162,515
       $1.00             5.48%         0.51%          5.33%         0.20%         $245,647
       $1.00             4.83%         0.50%          4.74%         0.20%         $273,453
       $1.00             4.90%         0.57%          4.81%         0.20%         $349,051
       $1.00             2.44%         0.61%(d)       4.79%(d)      0.20%(d)      $319,027

DG INVESTORS SERIES--MONEY MARKET FUNDS
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
(1) ORGANIZATION

DG Investor Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

-----------------------------------------------------------------------------------------------------
                 PORTFOLIO NAME                                   INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  DG Prime Money Market Fund ("Prime Money Market Current income consistent with stability of Fund") principal.
-----------------------------------------------------------------------------------------------------
  DG Treasury Money Market Fund ("Treasury Money Current income consistent with stability of Market Fund") principal and liquidity.
-----------------------------------------------------------------------------------------------------

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Funds' use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

DG INVESTORS SERIES--MONEY MARKET FUNDS
--------------------------------------------------------------------------------

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and paid discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     Organizational expenses of $20,300 for Prime Money Market Fund were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the six-months ended August 31, 1998, the Fund expensed $1,243 of organizational expenses.

     USE OF ESTIMATES--The preparation of financial statements in conformity generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 1998, Prime Money Market Fund's and

DG INVESTORS SERIES--MONEY MARKET FUNDS
--------------------------------------------------------------------------------

Treasury Money Market Fund's capital paid-in aggregated $212,331,407, and $319,026,768, respectively. Transactions in shares were as follows:

                                      PRIME MONEY MARKET FUND                  TREASURY MONEY MARKET FUND
                             -----------------------------------------   --------------------------------------
                              SIX-MONTHS ENDED        PERIOD ENDED        SIX-MONTHS ENDED       YEAR ENDED
                              AUGUST 31, 1998     FEBRUARY 28, 1998(a)    AUGUST 31, 1998     FEBRUARY 28, 1998
---------------------------  ------------------   --------------------   ------------------   -----------------
Shares sold                      133,406,081           528,390,173           464,754,905         789,333,839
--------------------------
Shares issued to
  shareholders in payment
  of distributions declared        4,251,969             8,066,557               303,615             457,722
--------------------------
Shares redeemed                 (120,367,577)         (341,415,796)         (495,082,461)       (714,193,778)
--------------------------    --------------       ---------------        --------------      --------------
  Net change resulting from
  share transactions              17,290,473           195,040,934           (30,023,941)         75,597,783
--------------------------    ==============       ===============        ==============      ==============

(a) For the period from March 10, 1997 (date of initial public investment), to February 28, 1998.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--ParkSouth Corporation, a subsidiary of Deposit Guaranty National Bank, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of each Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period. FAS may voluntarily choose to waive a portion of its fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with FAS, the Funds will pay FAS up to 0.15% of average daily net assets of the Fund for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts.

As of August 31, 1998, Prime Money Market Fund did not pay or accrue shareholder services fee.

DISTRIBUTION SERVICES FEE--The Funds have adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corporation ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Funds, annually, to compensate FSC.

As of August 31, 1998, Treasury Money Market Fund did not pay or accrue 12b-1 fees.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as

DG INVESTORS SERIES--MONEY MARKET FUNDS
--------------------------------------------------------------------------------

transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) YEAR 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and FAS are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

TRUSTEES                                                 OFFICERS
----------------------------------------------------------------------------------------------
John F. Donahue                                          John F. Donahue
Thomas G. Bigley                                         Chairman
John T. Conroy, Jr.
Nicholas P. Constantakis                                 Edward C. Gonzales
William J. Copeland                                      President and Treasurer
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.                                  J. Christopher Donahue
Edward L. Flaherty, Jr., Esq.                            Executive Vice President
Edward C. Gonzales
Peter E. Madden                                          John W. McGonigle
John E. Murray, Jr., J.D., S.J.D.                        Executive Vice President and
Wesley W. Posvar                                         Secretary
Marjorie P. Smuts
                                Richard B. Fisher
                                                         Vice President

                              C. Christine Thomson
                                                         Vice President and Assistant
                                                         Treasurer

                               Timothy S. Johnson
                               Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.